UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARBUTUS BIOPHARMA CORPORATION
(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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April 11, 2017

Dear Shareholder:

You are cordially invited to attend Arbutus Biopharma Corporation’s 2017 Annual General Meeting of Shareholders (the “Meeting”) to be held on Wednesday, May 24, 2017.  The Meeting will be held at Arbutus headquarters located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia beginning at 2:00pm (Pacific Time).  The enclosed Notice and Management Proxy Circular and Proxy Statement for the Meeting describe the matters to be presented at the Meeting.

Whether or not you plan to attend the Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Meeting.  Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Meeting.

Sincerely,

/s/ Vivek Ramaswamy

Vivek Ramaswamy, Chairman of the Board

ARBUTUS BIOPHARMA CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 24, 2017

Dear Shareholders of Arbutus Biopharma Corporation:

NOTICE IS HEREBY GIVEN that the 2017 Annual General Meeting (the “Meeting”) of the shareholders (“Shareholders”) of Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”) will be held on Wednesday, May 24, 2017 at 2:00 pm (Pacific Time) at Arbutus headquarters located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia in Vancouver, British Columbia, for the following purposes:

1.	RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive the audited consolidated financial statements of Arbutus for the year ended December 31, 2016 and the report of the independent auditor thereon;

2.
ELECTION OF DIRECTORS.  To elect the eight director nominees of Arbutus named in the accompanying Management Proxy Circular and Proxy Statement to serve until the 2018 Annual General Meeting of the Shareholders or until their qualified successors have been duly elected or appointed;

3.	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR. To ratify the appointment of KPMG LLP as our independent auditor for the fiscal year ended December 31, 2017;

4.	ANY OTHER BUSINESS. To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.
The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that Shareholders vote FOR the matters listed above.

Arbutus is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.  Pursuant to such provisions Arbutus provides Shareholders with a notice on how they may access the Management Proxy Circular and Proxy Statement on the Internet instead of providing a paper copy. The notice also provides information on how Shareholders may obtain copies of our proxy materials if they so choose.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April 11, 2017

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE REVIEW THE PROXY MATERIALS CAREFULLY AND VOTE AS PROMPTLY AS POSSIBLE.  PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS ABOUT VOTING” ON PAGE 6 OF THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR A DESCRIPTION OF HOW TO VOTE YOUR SHARES

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 24, 2017

This Notice of the 2017 Annual General Meeting of Shareholders, the Management Proxy Circular and Proxy Statement, and our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2016 are available at http://investor.arbutusbio.com/financials.cfm

ARBUTUS BIOPHARMA CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8
_______________________________

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
_______________________________

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 24, 2017

This Management Proxy Circular and Proxy Statement (“Proxy Statement/Circular”) is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the 2017 Annual General Meeting, or at any adjournments or postponements thereof (the “Meeting”), of its shareholders (“Shareholders”) to be held on Wednesday May 24, 2017 at the time and place and for the purposes set forth in the accompanying Notice of the Meeting.

In this Proxy Statement/Circular, references to “the Company,” “Arbutus,” “we,” and “our” refer to Arbutus Biopharma Corporation. “Common Shares” means common shares without par value in the capital of the Company. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of March 31, 2017.

Effective January 1, 2016, Arbutus' functional currency is the United States dollar. The information provided in this Proxy Statement/Circular is provided in United States dollars unless otherwise stated.

Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Meeting and vote your Common Shares in person if you wish. Please note, however, that if your Common Shares are held of record by an Intermediary or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your Intermediary or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.

QUESTIONS ABOUT VOTING

Why did I receive this Proxy Statement/Circular?

Our management is soliciting your proxy to vote at the Meeting. This Proxy Statement/Circular contains important information about the matters to be voted on at the Meeting and about Arbutus. As many of our Shareholders may be unable to attend the Meeting in person, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Proxy Statement/Circular to the Meeting include any adjournments or postponements of the Meeting.

We delivered a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 19, 2017 to all of our Shareholders entitled to receive notice of and vote at the Meeting.  This Notice provides instructions on how to view the proxy materials for the Meeting, including this Proxy Statement/Circular, on the Internet and how to vote. The Notice also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose.

What are the date, time and place of the Meeting?

The Meeting will be held at Arbutus headquarters located at 100-8900 Glenlyon Parkway, Burnaby, British Columbia, on Wednesday, May 24, 2017, at 2:00 pm (Pacific Time).

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date Friday, March 31, 2017 are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the accompanying proxy card.

At the close of business on the record date Friday, March 31, 2017, 55,024,557 Common Shares of Arbutus were issued and outstanding.

Each Shareholder is entitled to one vote per Common Share held on all matters to come before the Meeting. Common Shares of Arbutus are the only securities of Arbutus which will have voting rights at the Meeting.

What is the quorum for the Meeting?

To transact business at the Meeting, a quorum of Shareholders must be present at the commencement of the Meeting, either in person or by proxy. Under Arbutus’ amended Articles of Incorporation, a quorum for the transaction of business at the Meeting is the presence, in person or by proxy, of 33 1/3% of the Common Shares outstanding.

How do I Vote?

The voting process is different depending on whether you are a Registered or Beneficial Shareholder:

•	You are a Registered Shareholder if your Common Shares are registered in your name;

•	You are a Beneficial Shareholder if your shares are held on your behalf by an Intermediary. This means the shares are registered in your Intermediary’s name, and you are the beneficial owner.

•	“Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you may vote in person at the Meeting or by proxy whether or not you attend the Meeting in person.

•
To vote over the Internet, go to www.cstvotemyproxy.com and follow the online voting instructions and refer to your holder account number and proxy access number provided on the Notice of Internet Availability of Proxy Materials (the “Notice”), or if you request a paper copy of the proxy materials, the enclosed proxy card. To vote via the Internet, you will need to use the control number appearing on your Notice or your proxy card. Internet voting is available 24 hours a day.

•	To vote in person at the Meeting, please come to the Meeting with personal identification and proof of ownership and we will give you an attendance card when you arrive.

•
To vote by mail, you must request a paper copy of the proxy materials with an enclosed proxy card; please promptly complete, sign and return your proxy card to our transfer agent ensure that it is received prior to the closing of the polls at the Meeting: CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC V6E 3X1.

•	To vote by telephone, call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your holder account number and proxy access number provided on the Notice or proxy card.

•	To vote by facsimile, fax your completed and signed proxy card to 1-866-781-3111 (toll free in North America) or 1-416-368-2502.

•	To vote by email, send your completed and signed proxy card to proxy@canstockta.com.

In each case, the vote must be submitted no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Beneficial Shareholders should note that in order to vote in person at the Meeting, you must request in writing that your Intermediary send you a legal proxy which would enable you to attend the Meeting and vote your Common Shares.

If your Common Shares are listed in an account statement provided to you by a broker, then in almost all cases your Common Shares will not be registered in your name on the records of Arbutus. In such circumstances your Common Shares will more likely be registered under the names of your broker or an agent of that broker. In the United States, the vast majority of such Common Shares of Arbutus are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients.

The Proxy Statement/Circular is being sent to both Registered Shareholders and Beneficial Shareholders. There are two kinds of Beneficial Shareholders — those who object to their names being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners), and those who do not object (called NOBOs for Non-Objecting Beneficial Owners).

Arbutus is taking advantage of National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer, which permits it to deliver proxy-related materials indirectly to its NOBOs and OBOs. As a result, if you are a NOBO or OBO you can expect to receive Meeting materials from your Intermediary via Broadridge Financial Solutions Inc. (“Broadridge”), including a voting information form (“VIF”). If you receive a VIF, you should follow the instructions in the VIF to ensure that your Common Shares are voted at the Meeting. The VIF or form of proxy will name the same individuals as Arbutus' proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Shareholder of Arbutus) other than the individuals designated in the VIF, to represent you at the Meeting. To exercise this right, you should insert the name of your desired representative in the blank space provided in the VIF. The completed VIF must then be returned in accordance with the instructions in the VIF. Broadridge then tabulates the results of all instructions received and completed in accordance with the instructions provided in the VIF and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, you cannot use it to vote Common Shares directly at the Meeting – the VIF must be completed and returned in accordance with its instructions, and by the deadline prescribed in the instructions, in order to have your Common Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you, may attend at the Meeting as proxyholder for your Intermediary and vote your Common Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Common Shares as proxyholder for your Intermediary, or to have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the VIF provided to you and return the same in accordance with the deadlines and instructions provided in the VIF, well in advance of the Meeting.

These proxy materials are being sent to both Registered and Beneficial Shareholders. If you are a Beneficial Shareholder, and Arbutus or its agent has sent these materials to you, your name and address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

Corporate Shareholders

In order to be entitled to vote or to have its shares voted at the Meeting, a Shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the proxy.

What am I voting on at the Meeting?

At the Meeting, you will be asked to vote on the following proposals:

1.To elect eight director nominees named in this Proxy Statement/Circular (“Proposal No. 1”);
2.To ratify the appointment of KPMG LLP as our independent auditor for the fiscal year ended December 31, 2017 (“Proposal No. 2”); and
3.To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof. As of the date of this Proxy Statement/Circular, the Board of Directors of the Company (the “Board of Directors” or “Board”) is not aware of any such other matters.

How does the Board recommend that I vote?

Our Board of Directors recommends that each Shareholder vote “FOR” each of the proposals listed above.

What vote is required in order to approve each proposal?

•
Proposal No. 1: Under Arbutus' majority voting policy each director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved.  In an uncontested election, any nominee who receives a greater number of “Withhold” votes from his or her election than votes “For” such election is required to tender his or her resignation to the Board promptly following the vote. The Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Arbutus' majority voting policy is more fully described below under “Statement on Corporate Governance - Director Election and Majority Voting Policy”.

•	Proposal No. 2: The appointment of KPMG LLP as our independent auditor requires a majority of the votes cast at the Meeting and votes cast only include those votes cast "For" the proposal.

Proxies returned by Intermediaries as “broker non-votes” because the Intermediary has not received instructions from the Beneficial Shareholder with respect to the voting of certain of Common Shares and under applicable stock exchange or other rules, and the Intermediary does not have the discretion to vote those Common Shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

What impact does a “Withhold” or “Abstain” vote have?

When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. For voting matters that allow a Shareholder to “Withhold” or “Abstain,” the shares will be voted as set forth below.

•
Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of our majority voting policy which is described below under “Statement on Corporate Governance – Director Election and Majority Voting Policy”.

•
Proposal No. 2: With respect to the ratification of the appointment of the independent auditor, you may either vote “For” such appointment, "Against" such appointment, or “Abstain” . If you vote “For” or "Against" the appointment of the independent auditor, your Common Shares will be voted accordingly. If you select “Abstain” with respect to the appointment of the independent auditor, your vote will not be counted as a vote cast for the purposes of ratifying the appointment of the independent auditor.

What is the effect if I do not cast my vote?

If a Registered Shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a Beneficial Shareholder does not instruct its Intermediary on how to vote on any of the items of business at the Meeting, the Intermediary has discretionary authority to vote the Beneficial Shareholder’s shares on Proposal No. 2, but the Intermediary does not have discretionary authority to vote the Beneficial Shareholder’s shares on the rest of the proposals or any unusual item, so no votes will be cast on behalf of such Beneficial Shareholder with respect to such item. If you have further questions on this issue, please contact your Intermediary or Arbutus (as provided below).

How will proxies be exercised?

The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Meeting, the Common Shares will be voted by a proxyholder in their sole discretion.

Where you submit a proxy card but do not specify a vote on a Proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified a vote "For" the Proposal.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a Registered Shareholder and other Common Shares as a Beneficial Shareholder through an Intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Common Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions on your proxy materials.

How do I appoint a proxyholder?

The individuals named in the proxy card are directors or officers of Arbutus. If you are a Shareholder entitled to vote at the Meeting, you have the right to appoint a person or company other than the designees of management named in the proxy card, who need not be a Shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided in the proxy card, sign and date and return the proxy card in accordance with the instructions set out in the proxy card.

The only methods by which you may appoint a person as proxyholder are by submitting a proxy card by mail, hand delivery or fax.

Can I revoke my proxy?

In addition to revocation in any other manner permitted by law, if you are a Registered Shareholder and you wish to revoke your proxy, you may do so by depositing a written instrument to that effect and delivering it to CST Trust Company PO Box

721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery) or to the address of the registered office of Arbutus at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been given has been taken.

If you are a Registered Shareholder and you wish to revoke your proxy by providing a written instrument to such effect, such written instrument must be executed in writing by you or your legal personal representative or trustee in bankruptcy, or, if you are a corporation that is a Registered Shareholder, by the corporation or a representative of the corporation appointed in accordance with Arbutus' Articles.

Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their Intermediaries to change the vote and, if necessary, revoke their proxy.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but Arbutus' directors, officers and regular employees may also solicit proxies personally or by telephone. Arbutus will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Arbutus has arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders of Arbutus held of record by those Intermediaries and Arbutus may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.

Are Meeting materials being provided by way of notice-and-access?

Arbutus is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. Pursuant to such provisions, the Company provides Shareholders with a notice on how they may access the Proxy Statement/Circular and vote electronically instead of providing a paper copy.

How can I make a Shareholder proposal for the 2018 Annual General Meeting?

If you want to propose a matter for consideration at our 2018 Annual General Meeting, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 by December 8, 2018. For a proposal to be valid, it must comply with either the Business Corporations Act (British Columbia) (the “BCBCA”) or the Securities Exchange Act of 1934 (United States) (the “Exchange Act”).

In order for a Shareholder proposal to be eligible under the BCBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Common Shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

In order for a Shareholder proposal to be eligible under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must have continuously held at least $2,000 in market value, or 1%, of the Common Shares entitled to be voted on the proposal at the meeting, for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Common Shares through the date of the meeting.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit B to the March 27, 2013 management information circular of the Company which can be found under the Company’s profile at www.sedar.com or www.sec.gov.

What if amendments are made to the Proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the Proposals shown in the Proxy Statement/Circular, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement/Circular, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov/edgar/searchedgar/legacy/companysearch.html within four business days of the Meeting.

 Whom should I contact if I have questions concerning the Proxy Statement/ Circular or voting?

If you have questions concerning the information contained in this Proxy Statement/Circular or require assistance in voting, you may contact Arbutus by letter, phone, fax or through our website as follows:

Arbutus Biopharma Corporation
Attn: Bruce Cousins
Executive Vice President and Chief Financial Officer
100-9800 Glenlyon Parkway
Burnaby, British Columbia, Canada
V5J 5J8
Phone: 604-419-3200
Fax: 604-419-3201
Website: http://www.arbutusbio.com/

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are using the Internet as our primary means of furnishing proxy materials to Shareholders. Consequently, Shareholders will not receive paper copies of our proxy materials unless they request them. We will send Shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement/Circular and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statement/circulars, proxy statements combined with a prospectus and information statements.

If your household would like to receive single rather than duplicate mailings in the future, and you are a Registered Shareholder, please write to CST Trust Company, PO Box 700, Station B, Montreal, PQ, H3B 3K3, call 800-387-0825 (in North America); 416-682-3860 (outside of North America), or email inquiries@canstockta.com. Each Shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing Shareholders to consent to such elimination, or through implied consent if a Shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer Shareholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please contact CST Trust Company as specified above.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that Arbutus is incorporated under the Business Corporations Act (British Columbia), as amended, certain of its executive officers are residents of Canada and a substantial portion of its assets and the assets of such persons are located outside the United States. Shareholders may not be able to sue a foreign company or its officers in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers to subject themselves to a judgment by a United States court.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of March 31, 2017, are as follows:

Name	Age	Position(s)
Mark Murray*	68	President and Chief Executive Officer, and Director
Bruce Cousins	56	Executive Vice President and Chief Financial Officer
Michael Sofia	59	Chief Scientific Officer
Peter Lutwyche	51	Chief Technology Officer
Elizabeth Howard	63	Executive Vice President and General Counsel
Vivek Ramaswamy*	31	Chairman of the Board
Daniel Burgess*+	55	Director
Herbert Conrad*+^†	84	Director
Richard Henriques*+†	61	Director
Frank Karbe*^†	48	Director
Keith Manchester*^	48	Director
William Symonds*	49	Chief Development Officer and Director
________________
*    Nominee for election to Board
+    Member of the Audit Committee
^    Member of the Corporate Governance and Nominating Committee
†    Member of the Executive Compensation and Human Resources Committee

Biographies for our executive officers appear in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The following are brief biographies of nominees for the position of director:

Vivek Ramaswamy, Chairman. Mr. Ramaswamy has served as a Director since the Merger in March 2015. He has also served as a director of our subsidiary Arbutus Biopharma, Inc. (formerly “OnCore Biopharma, Inc.”) (“Arbutus Inc.”) from August 2014 to March 2015. Since May 2014, Mr. Ramaswamy has served as the Founder and Chief Executive Officer of Roivant Sciences, Inc., a biopharmaceutical company that focuses on late-stage drug candidates, and until April 2017 was also the Chief Executive Officer of Axovant Sciences, Inc., a biopharmaceutical company that develops therapies to address dementia and related neurological disorders. Prior to founding Roivant, Mr. Ramaswamy was an investor in the biotechnology sector. In 2007, he co-founded and served as President of Campus Venture Network, a technology company that was acquired in 2009. He currently serves as a member of the Board of Directors of Axovant Sciences Ltd., Myovant Sciences Ltd. and Roivant Sciences Ltd. He received an A.B. summa cum laude in biology from Harvard College and a J.D. from Yale Law School. Mr. Ramaswamy's leadership in the biotechnology industry, including his founding roles at Roivant and Axovant, and his experience as an entrepreneur and an investor, strengthen his service as the Chairman of the Board.

Mark Murray, Ph.D., President and Chief Executive Officer and Director. Dr. Murray has served as Arbutus’ President, Chief Executive Officer and Director since May 2008, when Dr. Murray joined Arbutus in connection with the closing of the business combination between Arbutus and Protiva. He was previously the President, CEO and founder of Protiva since its inception in the summer of 2000. Dr. Murray held senior management positions at ZymoGenetics and Xcyte Therapies prior to joining Protiva. Since entering the biotechnology industry Dr. Murray successfully completed numerous and varied partnering deals, directed successful product development programs, was responsible for strategic planning programs, raised over $30 million in venture capital and executed extensive business development initiatives in the U.S., Europe and Asia. During his R&D career, Dr. Murray worked extensively on three programs that resulted in FDA approved drugs, including the first growth factor protein approved for human use, a program he led for several years following its discovery. Dr. Murray obtained his Ph.D. in Biochemistry from the University of Oregon Health Sciences University and was a Damon Runyon-Walter Winchell post-doctoral research fellow for three years at the Massachusetts Institute of Technology. Dr. Murray contributes over 20 years of experience in R&D, business development and management facets of the biotechnology industry.

Daniel Burgess, Director. Mr. Burgess was appointed to our Board on March 23, 2017. He is currently a Venture Partner at SV Life Sciences, is Chairman of the Board of Nabriva Therapeutics (NASDAQ:NBRV) and is on the board of Cidara Therapeutics (NASDAQ:CDTX) as well as several private biotechnology companies.  In addition, he is Chairman of Biocom, the life science industry organization of California that represents more than 800 member companies. Prior to his current roles, Mr. Burgess was President and CEO of Rempex Pharmaceuticals, a company he co-founded in 2011 and subsequently sold to The Medicines Company in December 2013. Prior to Rempex, Mr. Burgess was President and Chief Executive Officer of Mpex Pharmaceuticals, Inc., which was acquired by Aptalis Pharma Inc. (now Allergan) in 2011. Previously, Mr. Burgess was Chief Operating Officer and Chief Financial Officer of Harbor BioSciences, Inc., formerly Hollis-Eden Pharmaceuticals, Inc. Prior to Hollis-Eden, Mr. Burgess spent ten years with Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Limited) where he held a variety of executive level positions with responsibility for overall finance for the company as well as a number of different operating units. Mr. Burgess holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School. Based on his experience at Gensia Sicor and other organizations, Mr. Burgess provides the Board with critical perspectives on finance, accounting and internal controls issues.

Herbert J. Conrad, Director. Mr. Conrad has served as a Director since the Merger in March 2015. He was President of the Roche Pharmaceuticals Division in the United States from 1982 until his retirement in 1993. He previously served as Chairman of Pharmasset through its acquisition by Gilead Sciences in 2012. In addition, he has served as both Chairman and Director for numerous companies; including Chairman for GenVec, Sapphire Therapeutics, and Bone Care International; and Director for Gensia Sicor, Dura Pharmaceuticals, UROCOR, Savient Pharmaceuticals, and Symphony Evolution. He was a co-founder and Director of Reliant Pharmaceuticals. Mr. Conrad currently serves as a Director of Celldex Therapeutics, Chairman for Matinas Bio Pharma, and as an advisor to the Seaver Autism Center at Mount Sinai Hospital. He received his B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University. Mr. Conrad's background in pharmacology and his leadership experience in the biotechnology industry enable him to make valuable contributions to Board discussions on clinical trials, product development and strategic priorities.

Richard C. Henriques, Director. Mr. Henriques has served as a Director since the Merger in March 2015. He has been a Senior Fellow at the University of Pennsylvania with a focus on impact investing since 2015. He recently served as Chief Financial Officer for the Bill & Melinda Gates Foundation from 2010 to 2014. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. Mr. Henriques’ background includes more than 25 years working at Merck & Co., Inc.

During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques was responsible for the Corporate Controller’s Group, which provided direct financial support for Merck’s worldwide human health commercial operations. Mr. Henriques currently serves as a member of the Board of Directors for The Franklin Institute, the Pennsylvania State Chapter of The Nature Conservancy and Episcopal Community Services (a Philadelphia based social services organization). He also recently joined the board of Nativis, a Seattle bases bio-electronics company.  He holds a B.A. in Oriental Studies from the University of Pennsylvania and an M.B.A. with a concentration in Finance from The Wharton School. Based on his experience at Merck and other organizations, Mr. Henriques provides the Board with critical perspectives on finance, accounting and internal controls issues.

Frank Karbe, Director. Mr. Karbe has served as an Arbutus' Director since January 2010. Mr. Karbe has been the interim Chief Financial Officer at Myovant Sciences Ltd, since September 2016, and served as Executive Vice President and Chief Financial Officer for Exelixis from 2004 to 2014. Earlier in his career, he worked as an investment banker for Goldman Sachs & Co., where he served most recently as Vice President in the healthcare group focusing on corporate finance and mergers and acquisitions in the biotechnology industry. He also previously served as President of The Color Run, a global mass participation events platform. He also served on the Board of Directors of Kolltan Pharmaceuticals, Inc. until November 2016. He received his Diplom-Kaufmann from the WHU-Otto Beisheim Graduate School of Management, Koblenz, Germany. Based on his experience at Exelixis and Goldman Sachs, Mr. Karbe provides the Board with critical perspectives on finance, accounting and business development.

Keith Manchester, M.D., Director. Dr. Manchester has served as a Director since the Merger in March 2015. He also served as a director of our subsidiary Arbutus Inc. from November 2014 to March 2015. Dr. Manchester serves as a Managing Director and Head of Life Sciences for QVT Financial LP, an investment firm, where he has been employed since 2005, and focuses on investments in both publicly traded and privately owned life sciences companies. Dr. Manchester also serves as a director of Myovant Sciences Ltd. and of Roivant Sciences Ltd. and Roivant Sciences, Inc. Prior to joining QVT, Dr. Manchester was Vice-President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School. Dr. Manchester's training in medicine and his business development experience enable him to provide the Board with insights on clinical trials, product development and strategic priorities.

William T. Symonds, Pharm.D., Chief Development Officer and Director. Dr. Symonds has served as a Director and as Chief Development Officer since the Merger in March 2015. He also served as a Director of our subsidiary Arbutus Inc. from August 2014 to March 2015. Dr. Symonds is also currently Chief Development Officer at Roivant Sciences, Inc. Prior to that, Dr. Symonds served as Vice-President, Liver Disease Therapeutic Area at Gilead Sciences, Inc. from February 2012 until April 2014, and was the Senior Vice-President, Clinical Pharmacology and Translational Medicine at Pharmasset, Inc. from 2007 to January 2012. From 1993 to 2007, Dr. Symonds held various positions of increasing responsibility at GlaxoSmithKline, most recently as Director, Antiviral Clinical Pharmacology and Discovery Medicine. Dr. Symonds received his Doctor of Pharmacy degree from Campbell University and completed a fellowship in clinical pharmacokinetics at the Clinical Pharmacokinetics Laboratory in Buffalo, New York. Dr. Symonds' expertise in pharmacology and his extensive experience in R&D leadership roles position him well to serve as our Chief Development Officer and a Director.

Governance Agreement with Roivant

Under the Agreement and Plan of Merger and Reorganization, among Arbutus, Arbutus Inc. , and TKM Acquisition Corporation, dated January 11, 2015, Arbutus acquired OnCore Biopharma, Inc. (“OnCore”), which became a wholly-owned subsidiary of the combined company through a merger with TKM Acquisition (the “Merger”). The parties designated the above directors to serve on the Board of the combined company upon the close of the Merger on March 4, 2015. Dr. Murray and Messers. Henriques and Karbe were nominated by Arbutus; Mr. Ramaswamy, and Drs. Manchester and Symonds were nominated by OnCore/Arbutus Inc.; and Mr. Conrad was nominated jointly by Arbutus and OnCore/Arbutus Inc. Pursuant to the articles of incorporation (as amended in connection with the Merger), Daniel Burgess was recommended by a third-party search firm and appointed to the Board of Arbutus effective March 23, 2017.

In connection with the Merger, Arbutus and OnCore’s largest shareholder, Roivant Sciences Ltd. (“Roivant”), entered into a Governance Agreement dated January 11, 2015 (the “Governance Agreement”) relating to the composition of the combined company’s board and certain other corporate governance matters. Roivant’s address is 20-22 Bedford Row, London, United Kingdom, WC1R 4JS.

Mr. Ramaswamy and Drs. Manchester and Symonds have been nominated by Roivant to serve on the Board of Directors pursuant to the Governance Agreement. They have consented to be named in the Proxy Statement/Circular and proxy card, and, if elected, to serve on the Board.

Pursuant to the terms of the Governance Agreement, Roivant currently has the right to designate two directors to Arbutus’ board of directors. Arbutus amended its articles of incorporation (the “Amendment”) to provide Roivant the right to nominate one director to Arbutus’ board of directors for so long as Roivant has “beneficial ownership” or exercises control or direction over not less than 10% of Arbutus’ outstanding capital stock and the right to nominate up to two directors to Arbutus’ board of directors for so long as Roivant has “beneficial ownership” or exercises control or direction over not less than 20% of Arbutus’ outstanding capital stock, in each case subject to certain nomination procedures.  For so long as Roivant has the right to nominate at least one or more directors to Arbutus’ board of directors pursuant to the Amendment, the Amendment requires that the total authorized directors of Arbutus’ board of directors will not exceed seven directors without the prior written consent of Roivant (such consent was provided by Roivant prior to the appointment of Daniel Burgess in March 2017).   Roivant’s director designation rights will expire upon the earlier of (i) 36 months from the effectiveness of the Merger and (ii) when Roivant has “beneficial ownership” or exercises control or direction over less than 10% of Arbutus’ outstanding capital stock. Further, for so long as Roivant has the right to nominate at least one or more directors to Arbutus’ Board pursuant to the Amendment, the Amendment requires Arbutus to notify Roivant in writing no earlier than ninety (90) days and no later than sixty (60) days prior to the date of the Shareholder meeting, of the date of any annual general meeting of Shareholders or special meeting of Shareholders called for the purpose of electing directors to the Board. The notice must also specify the total number of Common Shares issued and outstanding calculated before giving effect to the exercise, conversion or exchange of any securities exercisable for, convertible into, or exchangeable for, Common Shares as at the date of the letter filed on SEDAR by Arbutus’ registrar and transfer agent giving notice of the record date for the determination of the Shareholders entitled to notice of and to vote at the Meeting.

The Governance Agreement also provides that Arbutus will put forward for nomination and election at each meeting of Arbutus’ Shareholders for the election of directors Roivant’s director designees and Roivant shall vote in favor of all such director nominees put forward by Arbutus for election to the board of directors and shall vote against the election of any person nominated by anyone other than Arbutus’ board of directors.

The Governance Agreement and the Amendment will terminate on the earlier of (i) 36 months from the effectiveness of the Merger (such termination date being March 4, 2018) and (ii) when Roivant no longer has the right to nominate one or more directors to Arbutus’ board of directors pursuant to the terms of the Amendment.

To our management's knowledge, neither Roivant nor any of the Roivant nominees have been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.

CORPORATE GOVERNANCE

Overview

Arbutus believes in building a strong governance foundation. As a Canadian company publicly listed on a U.S. stock exchange, we are subject to the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC"), the listing standards of the NASDAQ Global Market, and the rules and policies of the Canadian provincial securities regulators. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that Arbutus and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

Board Independence and Oversight

Our Board of Directors assumes responsibility for stewardship of Arbutus. The mandate of our Board of Directors is to supervise the management of the business and affairs of Arbutus. Our Board of Directors delegate day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the board remains with the full Board of Directors. Our Board of Directors has a formal mandate, the text of which is attached to this Proxy Statement/Circular as Exhibit A.

Our Board of Directors is currently composed of eight directors, and Shareholders are being asked at the Meeting to re-elect those eight directors to an additional one-year term. Until September 2016, Frank Karbe served on our Audit Committee. In September 2016, Mr. Karbe was appointed CFO at Myovant Sciences Ltd, which is an affiliate of Roivant Sciences Ltd, a significant shareholder in Arbutus. As a result of this change, Mr. Karbe is no longer considered independent for purposes of serving on our Audit Committee per the NASDAQ Audit Committee membership rules and the rules and regulations of the Canadian provincial securities regulatory authorities. Therefore, as of September 2016, Mr. Karbe resigned from the Audit Committee. Daniel Burgess, who joined the Board effective March 23, 2017, was appointed to the Audit Committee. For more information, please refer to “Corporate Governance – Committees of the Board of Directors – Audit Committee” below.

Independent directors (according to the listing standards of the NASDAQ Global Market and the rules and regulations of the Canadian provincial securities regulatory authorities) are as follows: Vivek Ramaswamy (Chairman of the Board), Daniel Burgess, Herbert Conrad, Richard Henriques, Frank Karbe (except for the purposes of serving on the Audit Committee), and Keith Manchester.

Mark Murray, our Chief Executive Officer, and William Symonds, our Chief Development Officer, are not independent as a result of being officers of Arbutus. Further information on our directors is set out in the biography of each director under the heading “Executive Officers and Directors”. Each biography also outlines the director’s relevant experience and expertise.

Board Leadership

Our entire Board of Directors is responsible for the overall governance of Arbutus. Currently, our Chairman is independent of management; however, in the event that our Chairman is not independent, the Board would appoint an independent Lead Director.

CEO Evaluation

Our Board of Directors reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the annual review and assessment of our Chief Executive Officer’s performance, which is performed by the independent directors on the Board.

Director Orientation and Continuing Education

New Board members receive a director’s orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about Arbutus, providing the directors with an opportunity to ask questions.

Board meetings are periodically held at our facilities and combined with presentations by our senior management to give the directors additional insight into the main areas of our business.

Director Nominations

Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board.

All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board of Directors. Prior to recommending candidates to serve on the Board, the Corporate Governance and Nominating Committee:

a.
considers what competencies and skills the Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

b.
assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by the Board, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

c.	assesses what competencies and skills each nominee will bring to the Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria as for other candidates. If the Committee decides the candidate is suitable for Board membership, the Committee will recommend the candidate to the Board, which approves the slate of director nominees for election by Shareholders. During fiscal 2016, we received no director recommendations from our Shareholders other than pursuant to the Governance Agreement with Roivant.

Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8, along with the Shareholder’s name, address and the number of Common Shares owned by the Shareholder; the name of the candidate and the number of Common Shares beneficially owned by the candidate; the candidate’s biographical information, describing experience and qualifications; a description of all agreements, arrangements or understandings between the Shareholder and candidate; and the candidate’s consent to serve as a director if elected. The Committee may request that the Shareholder provide certain additional information. For the Board to consider a candidate for nomination at the 2018 Annual General Meeting, Shareholders should submit the required information by December 8, 2017.

In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the provisions of the BCBCA, is required to comply with Section 13.9 of the Articles of Incorporation. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit B to the March 27, 2013 management information circular of the Company which can be found under the Company’s profile at www.sedar.com or www.sec.gov.

Director Election and Majority Voting Policy

The Board believes that each of its members should carry the confidence and support of the Company’s Shareholders. To this end, the Articles of Arbutus provide for a majority voting policy, which policy was approved by Arbutus’ Shareholders in 2013. Shareholders may vote in favour of, or withhold their vote from, each nominee director. If, with respect to any particular nominee, the number of Common Shares withheld exceeds the number of Common Shares voted in favour of the nominee, then for purposes of the Company’s policy, the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law.

A person elected as a Director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to the Board his resignation in accordance with the Company’s Majority Voting Policy. The Board of Directors (excluding any director that has tendered a resignation) will consider the Director’s offer to resign and decide whether or not to accept it. In making its decision, the Board will consider the reason why the votes were withheld, the skills and expertise of that Director, the overall composition of the Board and the skills and the expertise of the other Directors. Within 90 days of receiving the final voting results of the Meeting, the Board will decide whether to accept or not accept the resignation of that Director. If the resignation is accepted, subject to any applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new Director whom the Board considers to merit the confidence of the Shareholders, or call a special meeting of Shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies. If the resignation is not accepted the Board will issue a press release disclosing the reasons for rejecting the offer to resign. The Company’s Majority Voting Policy is available on the Company’s website at www.arbutusbio.com.

Director Terms

Directors are elected annually. Unless the director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) and the Articles of Arbutus, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Arbutus or, if no director is then elected, until a successor is elected or appointed.

Director Term Limits

The Board has not adopted term limits for the directors on the Board. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of the Board. This assessment includes an evaluation of: the Board’s contribution as a whole and effectiveness in serving the best interests of the Company and its Shareholders; specific areas in which the Board and/or management believe contributions could be improved; the appropriate size of the Board, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of new candidates to the Board as well as incumbent directors for re-election to the Board.

Diversity

The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board.

The Board’s Mandate, and the Corporate Governance and Nominating Committee’s Charter, do not specifically contemplate diversity or the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board. However, prior to recommending candidates to serve on the Board, the Corporate Governance and Nominating Committee shall:

a.
consider what competencies and skills the Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

b.
assess what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by the Board; rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

c.	assess what competencies and skills each nominee will bring to the Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

The Board’s Mandate does not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, the Board’s Mandate does stipulate that the Board is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

Arbutus has not adopted a target regarding women on its Board. As at the date hereof, Arbutus does not have any women on its Board (0%). Arbutus has not adopted a target regarding women in executive officer positions. As at the date hereof, Arbutus has one female executive officer, Elizabeth Howard.

Committees of the Board of Directors

To assist in the discharge of its responsibilities, our Board of Directors currently has three committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.

In addition to our formal, standing committees, the Board may from time-to-time appoint additional committees to address specific issues.

Audit Committee

The members of our Audit Committee are Messrs. Burgess, Conrad and Henriques, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the members of the Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). Our Board of Directors has determined that each member of our Audit Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ Global Market and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.

Until September 2016, Mr. Karbe served on our Audit Committee as its Chairman. In September 2016, Mr. Karbe was appointed CFO at Myovant Sciences Ltd, which is an affiliate of Roivant Sciences Ltd, a significant shareholder in Arbutus. As a result of this change, Mr. Karbe is no longer considered independent for purposes of the NASDAQ Audit Committee membership rules and the rules and regulations of the Canadian provincial securities regulatory authorities. Therefore, as of September 2016, Mr. Karbe resigned from the Audit Committee and Mr. Henriques succeeded him as the Chairman. Effective March 23, 2017, Mr. Burgess joined the Board. Mr. Karbe is still considered an independent Director for purposes of his service on the Board and on the Board's other committees.

Our Audit Committee is responsible for overseeing our financial reporting processes on behalf of our Board of Directors. Our independent auditor reports directly to our Audit Committee. Specific responsibilities of our Audit Committee include:

•	overseeing the work of the independent auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company;

•
evaluating the performance, and assessing the qualifications, of our independent auditor and recommending to our Board of Directors the appointment of, and compensation for, our independent auditor for the purpose of preparing or issuing an auditor report or performing other audit, review or attest services;

•
subject to the appointment of our independent auditor in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent auditor;

•	determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent auditor and to perform any proposed permissible non-audit services;

•
reviewing our financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to our Board of Directors whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our Board of Directors;

•	conferring with our independent auditor and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•
reviewing and discussing with our management and independent auditor, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

A copy of our Audit Committee’s charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.arbutusbio.com

Executive Compensation and Human Resources Committee

The members of the Executive Compensation and Human Resources Committee (the “Compensation Committee”) are Mr. Conrad, Mr. Henriques and Mr. Karbe. Mr. Conrad chairs the Compensation Committee.

Our Board of Directors has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board of Directors has determined that each member of our Compensation Committee is independent.

Specific responsibilities of our Compensation Committee include:

•	Compensation of the Chief Executive Officer and Other Executive Officers - reviewing and recommending to the Board an executive compensation program including:

◦
corporate performance goals, the terms of executive bonus and other incentive plans, individual goals thereunder, evaluation of performance in light of those goals, and payment of individual executive bonuses;

◦	executive compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies;

◦	the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements; and

◦	policies for the proper administration of executive compensation programs.

•
Overall Company Compensation - from time to time reviewing and recommending to the Board the Company’s overall compensation plans and structure, including without limitation incentive compensation and equity-based plans.

•	Non-Executive Director Compensation - recommending to the Board compensation for non-executive Board members, including any retainers, Committee and Committee chair fees and/or equity compensation.

•
Administration of Plans - administering the Company’s equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans.

•	Disclosure of Executive Compensation - reviewing with management all executive compensation disclosure before the Company publicly discloses this information.

•	Management Succession Planning - overseeing periodic evaluations of management succession planning.

•	Governance - reviewing, discussing and assessing annually the Committee’s own performance and the adequacy of the Committee’s Charter.

Only independent, non-employee members of the Board of Directors participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee’s charter is available on our website at www.arbutusbio.com.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are Mr. Conrad, Mr. Karbe and Mr. Manchester. Mr. Manchester chairs the Corporate Governance and Nominating Committee. Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ Global Market and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Specific responsibilities of our Corporate Governance and Nominating Committee include:

•	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

•	evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to the Board;

•	periodically reviewing and assessing the performance of our Board, including Board committees;

•	developing and reviewing a set of corporate governance principles for Arbutus.

A copy of our Corporate Governance and Nominating Committee’s charter is available on our website at www.arbutusbio.com.

Our Board of Directors is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board of Directors.

Board and Committee Meetings

During the fiscal year ended December 31, 2016, our Board of Directors held a total of 5 meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 4, 4, and 1 time(s), respectively. All directors attended all of their Board and Board committee meetings on which they served during the fiscal year except for Frank Karbe who was not able to attend one of the Audit Committee meetings.

The attendance records for the members of the Board of Directors in the year ended December 31, 2016 are as follows:

Director	Number of meetings attended:
	Board	Audit Committee	Compensation Committee	Governance Committee
Vivek Ramaswamy	5 of 5	n/a	n/a	n/a
Mark Murray(1)	4 of 4	n/a	n/a	n/a
Frank Karbe(2)	5 of 5	2 of 3	4 of 4	1 of 1
Richard Henriques	5 of 5	4 of 4	4 of 4	n/a
Herbert Conrad	5 of 5	4 of 4	4 of 4	1 of 1
Keith Manchester	5 of 5	n/a	n/a	1 of 1
William Symonds(1)	4 of 4	n/a	n/a	n/a

Notes:
(1)    As executive directors, Mark Murray and William Symonds were not eligible to attend the Board meeting held to approve executive compensation.
(2)     As of September 2016, Mr. Karbe stepped down from the Audit Committee and Mr. Henriques became the Chairman.

At each regularly held quarterly Board meeting, the Board’s independent directors held an in camera session without the presence of non-independent directors and members of management.

Board Member Attendance at Annual Shareholder Meetings

Although we do not have a formal policy regarding director attendance at annual general meetings of Shareholders, directors are encouraged to attend these annual general meetings absent extenuating circumstances.

DIRECTOR COMPENSATION

In order to align the interests of non-executive directors with the long-term interests of Shareholders, the Board has approved the non-executive Directors' participation in Arbutus’ equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as Directors.

Cash Compensation

The Board fee schedule for fiscal 2016 was as follows: an annual cash retainer of $35,000 per annum for each non-executive director ($60,000 for the Chairman of the Board) and an additional $15,000 for the Chairman of the Audit Committee; an additional $10,000 for the Chairman of the Compensation Committee; an additional $7,500 for the Chairman of the Governance Committee; an additional $7,500 for members of the Audit Committee; and an additional $5,000 for the members of the Governance Committee and Compensation Committee. These retainers are paid in quarterly increments, and they are pro-rated for those non-executive Directors who serve for only part of the fiscal year.

On January 26, 2017, the Board reviewed its fee schedule comparing it to data provided by Radford for similar companies (see Executive Compensation for a description of services provided by Radford). As a result, the Board approved an increase in the annual cash retainer per annum from $35,000 to $40,000 effective January 1, 2017. There were no other changes to the Board fee schedule.

Option Awards

For 2016, the Board's stock option grant policy was that non-executive Directors are granted options for 15,000 shares upon appointment as a Director and then receive options for 7,500 shares, thereafter, on their re-election at the annual general meeting. On January 26, 2017, the Board reviewed its stock option grant policy, comparing it to peer company data provided by Radford, and the Board approved an increase in the new appointment option grant to 25,000 shares and an increase in the annual option grant to 15,000. Subsequently, and as a result of the competitive director recruitment process, the Board approved a one time new appointment option grant of 50,000 shares in connection with the appointment of Daniel Burgess to the Board effective March 23, 2017. As a result, the Board has instructed the Compensation Committee to further review Arbutus’ policy on new appointment option grants and to report back to the Board with a recommendation. Director options have exercise prices equal to the closing market price for Arbutus common stock on the trading day prior to the grant date.

New appointment option grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual option grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following our 2017 Annual General Meeting.

Director Compensation Table

The following table summarizes the compensation of our non-executive Directors who served during fiscal 2016:

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)	Outstanding And Unexercised Options to Purchase Common Shares (#)(2)
Vivek Ramaswamy	60,000	22,113	82,113	15,000
Herbert Conrad	57,500	22,113	79,613	30,000
Richard Henriques	49,375	22,113	71,488	30,000
Keith Manchester	42,500	22,113	64,613	69,915
Frank Karbe	56,250	22,113	78,363	52,500

 Notes:

(1)
Refer to note 6 of our financial statements included in form 10-K for the year ended December 31, 2016 for assumptions used in our Black-Scholes option pricing model to calculate grant date fair values in accordance with FASB ASC Topic 718.

(2)
Amounts shown reflect option awards outstanding as of fiscal year end. Dr. Manchester's outstanding options include 54,915 options granted under the OnCore Option Plan, and they are shown as converted to Common Shares in connection with the Merger.

Code of Business Conduct for Directors Officers and Employees

We have adopted a code of business conduct for directors, officers and employees (the “Code of Conduct”), which is available on our website at http://investor.arbutusbio.com/governance.cfm and also at www.sedar.com. Our Board of Directors and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.

Arbutus complies with the relevant provisions under the Business Corporations Act (British Columbia) that deal with conflicts of interest in the approval of agreements or transactions, and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. Arbutus, through directors’ and officers’ questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of Board and committee meetings to allow independent discussion.

Arbutus was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard, and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.

Shareholder Communications with Directors

We communicate with our stakeholders through a number of channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in a number of ways, including email at ir@arbutusbio.com and through our website. Any communication sent by a Shareholder must state the number of our Common Shares owned by the Shareholder making the communication. We will review each communication and will forward such communication to our Board of Directors, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; or any material that is threatening, illegal or that does not relate to the responsibilities of the Board. All communications that relate to questionable accounting or auditing matters involving Arbutus should be addressed directly to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our Common Shares as of March 31, 2017 by (a) each Shareholder, or group of affiliated Shareholders, that we know owns more than 5% of our outstanding Common Shares; (b) each of our Named Executive Officers; (c) each of our current Directors; and (d) all of our current Directors and executive officers as a group. The table is based upon information supplied by Directors, executive officers and principal Shareholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 55,024,557 shares of Common Shares outstanding as of March 31, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options exercisable within 60 days of March 31, 2017 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding Common Shares beneficially owned by the Shareholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of Common Shares beneficially owned by any other Shareholder.

Unless otherwise indicated, each of the Shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Officers and Directors
Mark Murray	834,729	1.5%
Bruce Cousins	276,667	*
Elizabeth Howard	41,667	*
Michael Sofia	1,798,148	3.3%
Peter Lutwyche	143,758	*
William Symonds	264,660	*
Mark Kowalski	108,333	*
Patrick Higgins	1,764,815	3.2%
Vivek Ramaswamy (2)	69,915	*
Frank Karbe	57,500	*
Herbert Conrad	30,000	*
Richard Henriques	31,000	*
Keith Manchester	69,915	*
Daniel Burgess	—	*
All current directors and executive officers as a group (14 persons) [please confirm this is the right number, include all executives and not just NEOs]	5,491,107	10.0%
5% Shareholders Not Listed Above
Roivant Sciences, Ltd. (3)	16,013,540	29.1%
PRIMECAP Management Company (4)	3,935,000	7.2%
_________________
* Less than 1.0%.
 Notes:

(1) Includes outstanding shares of Arbutus common stock and options exercisable within 60 days of March 31, 2017.
(2) Does not include 16,013,540 shares held by Roivant over which the Roivant Board of Directors, including Mr. Ramaswamy, hold voting and investment power.
(3) Voting and investment decisions of Roivant are made collectively by Roivant’s Board of Directors, which consists of Vivek Ramaswamy, Ilan Oren, Keith Manchester, M.D., Andrew Lo and Patrick Machado. Roivant's address is: 20-22 Bedford Row, London, United Kingdom, WC1R 4JS.
(4) Based on information contained in Schedule 13G/A filed by PRIMECAP Management Company on February 9, 2017. The filing indicated that as of December 31, 2016, PRIMECAP had sole investment and voting over all of these shares. PRIMECAP's address is: 225 South Lake Ave., #400, Pasadena, CA 91101.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Except as disclosed below, to the knowledge of the directors and executive officers of the Company, no person or corporation owned, directly or indirectly, or exercised control or direction over, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares of Arbutus as at March 31, 2017.

Name	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Roivant Sciences Ltd	16,013,540	29.1% (1)

Note:
(1) See Form 13D filed on October 19, 2016 for further details on the ownership of these shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation for our CEO, CFO, and each of our other three most highly-compensated executive officers active at the end of fiscal 2016. The table also includes Dr. Kowalski and Mr. Higgins, former executive officers who left the Company during 2016. These individuals are collectively our "Named Executive Officers." Compensation is shown for our three most recently completed financial years ending on December 31. All amounts are expressed in US dollars unless otherwise noted.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Option Awards ($)(3)	All other compensation ($)(4)	Total ($)
Dr. Mark Murray	2016	540,000	230,000	1,306,187	24,784	2,100,971
President and Chief	2015	524,930	430,000	3,616,277	45,341	4,616,548
Executive Officer	2014	400,000	180,000	466,404	38,848	1,085,252

Mr. Bruce Cousins	2016	350,000	105,000	420,882	35,312	911,194
Executive VP and Chief	2015	337,015	195,465	1,998,127	37,787	2,568,394
Financial Officer	2014	276,117	99,583	—	44,026	419,726

Dr. Michael Sofia	2016	350,000	105,000	290,264	9,000	754,264
Chief Scientific	2015	323,864	100,000	—	6,144	430,008
Officer

Dr. Elizabeth Howard (5)	2016	275,000	85,000	348,316	3,300	711,616
Executive VP and
General Counsel

Dr. Peter Lutwyche	2016	300,000	90,000	174,158	10,217	574,375
Chief Technology	2015	287,176	152,702	1,291,663	11,839	1,743,380
Officer	2014	223,790	70,494	266,517	8,865	569,666

Dr. Mark Kowalski(6)	2016	378,327	N/A	246,724	640,003	1,265,054
Former Chief Medical	2015	366,782	216,594	1,291,663	11,425	1,886,464
Officer	2014	333,125	105,000	333,146	15,986	787,257

Mr. Patrick Higgins(7)	2016	174,562	N/A	—	783,969	958,531
Former Chief Business	2015	332,131	30,000	—	8,034	370,165
and Commercial Operations Officer

Notes:

(1)
Prior to 2016, salary and bonus amounts paid or denominated in Canadian dollars were converted to US dollars for presentation purposes at the average exchange rate for the year. In 2016, we converted our functional currency from the Canadian dollar to the US dollar, therefore all amounts presented in 2016 were amounts as recorded in US dollars.

(2)	Included in the 2015 Bonus of Dr. Murray, Mr. Cousins, Dr. Kowalski, and Dr. Lutwyche are additional bonus payments made in March 2015 following the completion of the Merger.

(3)	The fair value of each option is estimated as at the date of grant using the Black-Scholes pricing model and in accordance with FASB ASC Topic 718.

▪
The weighted average option pricing assumptions for the resultant fair values disclosed in the table above for options awarded to Named Executive Officers for fiscal 2014 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 105.0%; and, a weighted average risk-free interest rate of 2.49%. These options relate to bonus options awarded for executives' 2013 performance, granted in 2014.

▪
The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2015 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 76.76%; and, a weighted average risk-free interest rate of 1.14%. These options relate to bonus options awarded for executives' 2014 performance, granted in 2015, as well as additional bonus options awarded following the completion of the Merger.

▪
The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2016 are as follows: expected average option term of eight years; a zero dividend yield; a weighted average expected volatility of 77.42%; and, a weighted average risk-free interest rate of 0.95%.

Options awarded to the Named Executive Officers in March 2017 are not included in the above table.

(4)
All other compensation in 2014, 2015 and 2016 includes 401(k), or equivalent matching payments of 3.0% or 3.5% of salary. In 2014, 2015 and 2016, all of our full-time employees and executives were eligible for 401(k), or equivalent matching payments. Dr. Murray’s other compensation also includes reimbursement of personal tax filing service fees up to a maximum of $10,000 per year, and includes amounts claimed under contractual entitlement to reimbursement of any health expenses incurred, including family's health expenses, that are not covered by insurance. Dr. Murray's other compensation also includes life insurance premiums. Mr. Cousins’ other compensation also includes amounts for housing provided.

(5)
Dr. Howard commenced employment with the Company in March 2016 with an annual salary of $330,000 and was granted 120,000 new hire stock options at that time. Due to her start date, for fiscal 2016, only $275,000 of Dr. Howard’s salary was payable.

(6)
Dr. Kowalski, our former Chief Medical Officer, left the Company in September 2016. Option awards disclosed for 2016 were granted for his performance in 2015. His 2016 total compensation includes his cash severance paid or accrued in 2016, as described under “Termination and Change of Control Benefits”.

(7)
Mr. Higgins, our former Chief Business and Commercial Operations Officer, left the Company in April 2016. His 2016 total compensation includes his cash severance paid or accrued in 2016, as described under “Termination and Change of Control Benefits”.

Compensation Discussion and Analysis

Principles of Our Executive Compensation Program

The Executive Compensation and Human Resources Committee, referred to as the Compensation Committee, is responsible for recommending the compensation of our executive officers to the Board of Directors. In establishing compensation levels for executive officers, the Compensation Committee seeks to accomplish the following goals:

•	to recruit and subsequently retain highly qualified executive officers by offering overall compensation which is competitive with that offered for comparable positions within our peer group;

•	to motivate executives to achieve important corporate performance objectives and reward them when such objectives are met; and

•	to align the interests of executive officers with the long-term interests of shareholders.

2016 Developments

2016 was our first full year of operations following the Merger. In 2016 we:

•	completed the restructuring of the merged company's executive team;

•	refined our business strategy for developing and commercializing a cure for HBV and rationalized the development portfolio;

•	advanced multiple research candidates through pre-clinical evaluation; and,

•	generated clinical proof of concept data for our lead product candidate (ARB-1467)

Our compensation program for the executive team remained substantially unchanged. We pay a competitive base salary at the peer group median while utilizing cash bonus and equity grants to adjust total compensation above or below the median depending on corporate and individual performance.

We provide Shareholders with a non-binding, advisory vote on our executive compensation program every three years. We expect to hold the next vote at our 2018 Annual General Meeting. As part of its responsibilities, our Compensation Committee reviewed the results of the most recent advisory vote on executive compensation in 2015, when Shareholders supported our executive compensation program by 99.51% of the votes cast. The Committee recognizes that effective compensation practices evolve, and the Committee will continue to consider changes as needed to keep our executive compensation program competitive and performance-based.

With the assistance of its independent consultant, Radford, a business unit of Aon plc (“Radford”), which was engaged in August 2015, the Compensation Committee will continue its evaluation of the executive compensation program. Our CEO evaluates the performance of the Named Executive Officers and recommends any compensation adjustments to the Compensation Committee for review and approval. The Radford assessment is a bi–annual exercise that will next occur in late 2017.

Benchmarking of Executive Compensation

Our peer group includes biotechnology companies with comparable scale and complexity of operations, as measured by sales, market capitalization, total assets and total employees, and direct competitors for business, capital or industry talent. In 2016, compensation for the executive team was benchmarked against the following group of peer companies.

ACHILLION PHARMACEUTICALS INC	DYNAVAX TECHNOLOGIES CORP	ONCOTHYREON INC.
ADVAXIS INC.	GALENA BIOPHARMA INC.	REGULUS THERAPEUTICS INC.
AGENUS INC	GERON CORP	REPROS THERAPEUTICS INC.
ARROWHEAD RESEARCH CORP	IDERA PHARMACEUTICALS, INC.	SANGAMO BIOSCIENCES INC
BIOCRYST PHARMACEUTICALS INC.	INOVIO PHARMACEUTICALS INC.	SYNTA PAHARMACEUTICALS CORP.
CORCEPT THERAPEUTICS INC	MIRATI THERAPEUTICS INC.	THRESHOLD PHARMACEUTICALS INC
CYTOKINETICS INC	NEURALSTEM INC.	ZIOPHARM ONCOLOGY INC
DICERNA PHARMACEUTICALS INC	OMEROS CORP.

Elements of Executive Compensation

Currently, our executive compensation program principally consists of the following components: base salary, discretionary annual incentive cash bonus, long-term incentives in the form of stock options and health and retirement benefits generally available to all of our employees. We believe a competitive base salary and opportunity for annual incentive cash bonuses are required to recruit and retain key executives. Long-term incentives under our equity compensation plans enable our executive officers to participate in our long-term success and aligns their interests with those of our Shareholders. Additional details on the compensation package for Named Executive Officers are described in the following sections.

Base Salary

The Named Executive Officers are paid a base salary tied to their responsibilities in their role, their experience and past performance, and industry benchmarks. Base salary is designed to be competitive and it is targeted at the median level for comparable positions within the peer group.

Annual Incentive Cash Bonuses

At the end of each fiscal year, the Board of Directors, in consultation with our CEO, determines whether annual incentive cash bonuses are warranted given the Company’s fiscal year performance and overall financial condition. If bonuses are to be paid, our policy is to pay them following the end of our fiscal year, based upon our level of achievement of major corporate objectives.

Our corporate objectives are established by the Board of Directors, which assigns each objective a quantitative weighting at the beginning of the fiscal year and then assesses our achievement against these objectives at the end of the fiscal year. Achievements against 2016 corporate objectives included:
•Demonstrated meaningful clinical activity for ARB-1467.
•Filed regulatory approval to initiate clinical testing of second RNAi/HBV product (ARB-1740);
•Identified small molecule HBV antigen secretion inhibitors;

•	Nominated a Capsid formation inhibitor clinical candidate and completed IND-enabling studies (IND-equivalent application filed early 2017);

•	Adapted LNP delivery to mRNA delivery with new LNP developments and related IP;

•	Cash burn maintained below budgeted level;

•	Expanded analyst coverage; and,

•	Presented preclinical data of proprietary assets, including triple combination studies, at key conferences.

In February 2017, the Compensation Committee recommended, and the Board of Directors approved, the payment of executive bonuses based on fiscal 2016 corporate performance. Potential annual incentive cash bonuses for the Named Executive Officers can range from 0% to 150% of annual salary, with 40% to 60% of annual salary representing the target bonus. The bonus payments were based on performance against the corporate and personal objectives.

The target and the actual bonuses, as a percentage of annual salary, earned by the Named Executive Officers for 2016 were:

Name         Target Bonus    Actual Bonus
Dr. Mark Murray    60%    43%
Mr. Bruce Cousins            40%    30%
Dr. Michael Sofia    40%    30%
Dr. Elizabeth Howard    40%    30%
Dr. Peter Lutwyche    40%    30%

Long-Term Incentives — Stock Options

Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interest of Named Executive Officers with Shareholders. Stock options are granted under the 2011 and 2016 Share and Omnibus Incentive Plans.

Stock options are generally awarded to Named Executive Officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants is adjusted based on the Named Executive Officers' performance against pre-determined corporate and personal performance goals used for annual incentive cash bonuses. From time to time, stock options may be granted to retain executives or for other special purposes. The exercise price for the options is the closing price of the Common Shares immediately prior to the granting of the options.

For vesting terms of outstanding options held by Named Executive Officers, see Note 1 to the table below under “Outstanding Equity Awards at Fiscal Year-End.”

Retirement Benefits for Named Executive Officers

We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401(k) plan for US employees whereby the Company matches employee contributions up to 3.5% of base salary and bonus. For Canadian employees, we have a Registered Retirement Savings Plan (“RRSP”) whereby the Company matches employee contributions up to 3.5% of base salary. The matching percentages are the same for all US and Canadian employees and are not based on performance.

Health Care Plans

All salaried employees receive health care coverage on the same terms. In addition, as per his employment contract, Dr. Murray is entitled to reimbursement of any health expenses incurred, including his family’s health expenses that are not covered by his insurance.

Other Compensation

We provide modest perquisites that enable our Named Executive Officers to focus on their duties, including reimbursements for personal tax filings, a housing allowance and life insurance payments for certain executives. See the Summary Compensation Table for additional detail.

If a Named Executive Officer were involuntarily terminated under certain situations, we would provide him with payments and benefits described under “Termination and Change of Control Benefits”.

Named Executive Officer Compensation for Fiscal 2016

Dr. Mark J. Murray, President and Chief Executive Officer

For fiscal 2016, Dr. Murray's annual base salary remained at its 2015 level of $540,000. For fiscal 2016, Dr. Murray's annual incentive cash target was 60% of his annual salary based on our competitive analysis. In March 2017, Dr. Murray received an annual incentive cash award of $230,000 equal to 43% of his annual salary, based on fiscal 2016 performance, and a long-term incentive of 450,000 stock options.

Mr. Bruce Cousins, Executive Vice-President and Chief Financial Officer

For fiscal 2016, Mr. Cousins' annual base salary remained at its 2015 level of $350,000. For fiscal 2016, Mr. Cousins' annual incentive cash target was 40% of his annual salary based on our competitive analysis. In March 2017, Mr. Cousins received an annual incentive cash award of $105,000 equal to 30% of his annual salary, based on fiscal 2016 performance, and a long-term incentive of 200,000 stock options.

Dr. Michael Sofia, Chief Scientific Officer

For fiscal 2016, Dr. Sofia's annual base salary remained at its 2015 level of $350,000. For fiscal 2016, Dr. Sofia's annual incentive cash target was 40% of his annual salary based on our competitive analysis. In March 2017, Dr. Sofia received an annual incentive cash award of $105,000 equal to 30% of his annual salary, based on fiscal 2016 performance, and a long-term incentive of 150,000 stock options.

Dr. Elizabeth Howard, Executive Vice-President and General Counsel

Dr. Howard joined Arbutus in March 7, 2016. Upon joining, her base annual salary was set at $330,000, and her annual incentive cash target was set at 40% of annual base salary. She received a new hire long-term incentive grant of 120,000 stock options. In March 2017, Dr. Howard received an annual incentive cash award of $85,000, equal to 30% of her earned annual salary, based on fiscal 2016 performance, and a long term incentive of 125,000 stock options.

Dr. Peter Lutwyche, Chief Technology Officer

For fiscal 2016, Dr. Lutwyche's annual base salary remained at its 2015 level of $300,000. For fiscal 2016, Dr. Lutwyche's annual incentive cash target was 40% of his annual salary based on our competitive analysis. In March 2017, Dr. Lutwyche received an annual incentive cash award of $90,000 equal to 30% of his annual salary, based on fiscal 2016 performance, and a long-term incentive of 125,000 stock options.

Risk Assessment

One of the key functions of our Board of Directors is informed oversight of our enterprise risk management process. The Board of Directors does not have a standing risk management committee, but directly oversees risk management, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and practices have the potential to encourage excessive risk-taking, and whether our compensation policies and practices are reasonably likely to have a material adverse effect on the company. Based on the most recent assessment, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors has reviewed and discussed Arbutus’s Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement/Circular and Arbutus' Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Respectfully submitted,

Herbert Conrad, Compensation Committee Chair
Richard Henriques
Frank Karbe

The following table describes option awards granted in 2016.

Grants of Plan-Based Awards

Name	Grant Date(1)	Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(2)
Dr. Mark Murray	3/15/2016	450,000	$3.94	$1,306,187
President and Chief Executive Officer
Mr. Bruce Cousins	3/15/2016	145,000	$3.94	$420,882
Executive Vice-President and Chief Financial Officer
Dr. Michael Sofia	3/15/2016	100,000	$3.94	$290,264
Chief Scientific Officer
Dr. Elizabeth Howard	3/15/2016	120,000	$3.94	$348,316
Executive Vice-President and General Counsel
Dr. Peter Lutwyche	3/15/2016	60,000	$3.94	$174,158
Chief Technology Officer
Dr. Mark Kowalski	3/15/2016	85,000	$3.94	$246,724
Former Chief Medical Officer

Notes:

(1)
The long-term incentive stock option awards granted to Dr. Murray, Mr. Cousins, Dr. Sofia, Dr. Lutwyche and Dr. Kowalski on March 15, 2016 were based on fiscal 2015 performance. Dr. Howard was granted 120,000 stock options when she was hired by Company in March 2016.

(2)
The grant date fair value of the stock options, computed in accordance with FASB ASC Topic 718, represents the value of stock options granted during the year. The amounts reported in this table reflect our accounting expense and may not represent the amounts our Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on our actual operating performance, stock price fluctuations and that Named Executive Officer’s continued employment. The stock options granted to Dr. Murray, Mr. Cousins, Dr. Sofia and Dr. Lutwyche vest one-third on the next three anniversaries of their grant date. As a result of Dr. Kowalski's departure from the Company, his unexercisable options did not vest. Dr. Kowalski entered into a consulting agreement with Arbutus which extended the expiration date of his exercisable options to September 30, 2017. The stock options granted to Dr. Howard vest one-third on the next three anniversaries of Dr. Howard's employment commencement date of March 7, 2016.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table sets out all option awards, outstanding as at December 31, 2016, for each Named Executive Officer:

	Option awards (1)
	Number of securities underlying unexercised options (#)		Option exercise price (C$)	Option exercise price (US$)	Option expiration date(2)
Name	Exercisable	Unexercisable
Dr. Mark Murray (3)	27,007	—	0.44	0.33	March 1, 2018
	30,000	—	4.65	3.46	August 30, 2018
	25,000	—	1.80	1.34	December 8, 2018
	25,000	—	3.85	2.87	January 27, 2020
	35,000	—	2.40	1.79	August 9, 2021
	35,000	—	1.70	1.27	December 22, 2021
	35,000	—	5.15	3.84	December 9, 2022
	26,250	8,750	16.40	12.21	February 4, 2024
	60,000	120,000	N/A	17.57	March 30, 2025
	33,333	66,667	N/A	17.57	March 30, 2025
	—	450,000	N/A	3.94	March 15, 2026
Mr. Bruce Cousins	150,000	—	9.12	6.79	October 6, 2023
	26,667	53,333	N/A	17.57	March 30, 2025
	25,000	50,000	N/A	17.57	March 30, 2025
	—	145,000	N/A	3.94	March 15, 2026
Dr. Mike Sofia	—	100,000	N/A	3.94	March 15, 2026
Dr. Elizabeth Howard	—	120,000	N/A	3.94	March 7, 2026
Dr. Peter Lutwyche	5,000	—	5.15	3.72	December 9, 2022
	15,000	5,000	16.4	11.85	February 4, 2024
	21,667	43,333	N/A	17.57	March 30, 2025
	11,667	23,333	N/A	17.57	March 30, 2025
	—	60,000	N/A	3.94	March 15, 2026
Dr. Mark Kowalski (4)	50,000	—	5.75	4.15	August 11, 2023
	18,750	8,750	16.40	11.85	February 4, 2024
	21,667	43,333	N/A	17.57	March 30, 2025
	11,667	23,333	N/A	17.57	March 30, 2025
	—	85,000	N/A	3.94	March 15, 2026

Notes:

(1) Options granted up until February 5, 2014 (expiring February 4, 2024) vest 25% immediately, and 25% at each of the first, second, and third anniversaries of the grant date except for options granted August 10, 2011 (expiring August 9, 2021) that vest based on the completion of certain performance goals. Options granted after February 5, 2014 vest in thirds on each of the next three anniversaries from their grant date. Options granted up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted after March 3, 2015 have a US dollar denominated exercise price. For disclosure purposes, options with exercise prices denominated in Canadian dollars, have been converted to US dollars using the December 31, 2016 Bank of Canada US/Canadian closing exchange rate of C$1.00 = US$0.7448.
(2) Options expire 10 years after the grant date.
(3) Dr. Murray holds options to purchase 40,000 common shares of Protiva, a wholly-owned subsidiary of Arbutus, with an exercise price of C$0.30. As part of the business combination between Arbutus and Protiva, Arbutus agreed to issue 27,007 Common Shares of Arbutus on the exercise of these stock options giving an effective cost per Arbutus stock option of C$0.44 (US$0.33). The shares reserved for issue on the exercise of the Protiva options are equal to the number of Arbutus Common Shares that would have been issued if the options had been exercised before the completion of the business combination and the shares issued on exercise of the options had then been exchanged for Arbutus Common Shares. See subsection “Additional Shares Subject to Issue Under Historical Equity Compensation Plans”.

(4)
As a result of Dr. Kowalski's departure from the Company, his unexercisable options did not vest. Dr. Kowalski entered into a consulting agreement with Arbutus which extended the expiration date of his exercisable options to September 30, 2017.

Potential Payments Upon Termination or Change in Control

The following table provides information concerning the value of payments and benefits following the termination of employment of the Named Executive Officers under various circumstances. Payments vary based on the reason for termination and the timing of a departure. The below amounts are calculated as if the Named Executive Officer’s employment had been terminated as of the last business day of the fiscal year ended on December 31, 2016. Receipt of payments on termination is contingent on the Named Executive Officer delivering a release to Arbutus.

Payment Type	Dr. Mark Murray	Mr. Bruce Cousins	Dr. Michael Sofia	Dr. Elizabeth Howard	Dr. Peter Lutwyche
Involuntary termination by Arbutus for cause
Cash payment(1)	$10,385	$6,568	$6,731	$5,712	$5,630
Option values (2)	$149,672	$—	$—	$—	$—
Benefits (3)	N/A	N/A	N/A	N/A	N/A
Total	$160,057	$6,568	$6,731	$5,712	$5,630
Involuntary termination by Arbutus upon death
Cash payment(1)	$7,735	$6,568	$6,731	$5,712	$5,630
Option values (2)	$149,672	$—	$—	$—	$—
Benefits (3)	N/A	N/A	N/A	N/A	N/A
Total	$157,407	$6,568	$6,731	$5,712	$5,630
Involuntary termination by Arbutus without cause or by Executive with good reason
Cash payment(1)	$1,565,585	$631,360	$622,731	$565,062	$531,250
Option values (2)	$149,672	$—	$—	$—	$—
Benefits (3)	$86,935	$6,584	$59,753	$—	$6,584
Total	$1,802,192	$637,944	$682,484	$565,062	$537,834
Involuntary termination by Arbutus after a change in control of the Company
Cash payment(1)	$1,565,585	$806,360	$797,731	$730,062	$681,250
Option values (2)	$149,672	$—	$—	$—	$—
Benefits (3)	$86,935	$6,584	$59,753	$—	$6,584
Total	$1,802,192	$812,944	$857,484	$730,062	$687,834

Notes:

(1)	Cash payments upon termination consist of the following:

◦	Involuntary termination for cause consists of accrued vacation carried forward to 2017.

◦	Involuntary termination upon death consists of accrued vacation carried forward to 2017.

◦
Involuntary termination without cause or by Executives (except for Dr. Murray) for good reason consists of accrued vacation, a lump sum of 18 months' base salary, and a bonus based upon the average bonus payment for the least three years. Dr. Murray's cash payment consists accrued vacation, a three-year average bonus payout percentage applied to his 2016 base salary, and a lump sum of 24 months' base salary.

◦
Involuntary termination after a change in control for Executives (except for Dr. Murray) consists of accrued vacation, bonus earned in 2016, and 24 months' base salary. Dr. Murray's cash payment consists of accrued vacation, a three-year average bonus payout percentage applied to his 2016 base salary, and a lump sum of 24 months' base salary.

(2)
This amount is based on the difference between Arbutus' December 31, 2016 NASDAQ closing share price of US$2.45 and the exercise price of the options that would be vested as at December 31, 2016 based upon the different termination scenarios. If Dr. Murray is terminated for any reason other than cause all of his stock options will immediately fully vest. The other Named Executive Officers' options will fully vest if they are terminated as a result of a change in control but will not vest in other termination scenarios. For the purpose of these calculations, stock options that are denominated in Canadian dollars have been converted into US dollars at the December 31, 2016 exchange rate of C$1.00 = US$0.7448. Only Dr. Murray had in-the-money options as at December 31, 2016.

(3)
Ongoing benefit coverage has been estimated assuming that benefits will be payable for the full length of the severance period, which would be the case if new employment was not taken up during the severance period of two years. Benefits include extended health and dental coverage that is afforded to all of the Company’s full time employees. Dr. Murray’s benefits also include an estimate of the costs of reimbursement of health expenses incurred, including his family's health expenses that are not covered by insurance.

On April 30, 2016, our former Chief Business and Commercial Operations Officer Patrick Higgins left the Company and qualified for the following severance payments and benefits:

•
He received two-years of base salary in a lump sum cash payment of $720,000, a cash bonus of $48,096, and continuation of company provided health benefits under COBRA for a period of up to 24 months, which was valued at $38,000. The cash severance paid to Mr. Higgins in fiscal 2016 has been included in the Summary Compensation Table.

•	Mr. Higgins' Share Repurchase Agreement expired fully on the separation date, and as a result, the Company's repurchase rights on Mr. Higgins' shares expired.

On September 30, 2016, our former Chief Medical Officer Dr. Mark Kowalski left the Company and qualified for the following severance payments and benefits:

•
He received eighteen-months of base salary in a lump sum cash payment of $547,500; a cash bonus of $76,500, representing the average bonus earned in the past three years, pro-rated for the period worked in 2016; and continuation of company provided health benefits under COBRA for a period of up to 24 months, which was valued at $48,600. The cash severance paid to Dr. Kowalski in fiscal 2016 has been included in the Summary Compensation Table.

•	Vesting of his outstanding stock options ceased on September 30, 2016. The exercise period for his vested options was extended from December 31, 2016 to September 30, 2017.

•	Dr. Kowalski signed a consulting agreement with the company to provide transitional business services for a period of twelve months.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

At Arbutus' 2011 Annual General and Special Meeting of Shareholders, Shareholders approved the 2011 Plan and 273,889 Common Shares for issuance under the 2011 Plan. Arbutus' pre-existing 2007 Omnibus Compensation Plan (the “2007 Plan”) was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted thereunder. No further options will be granted under Arbutus' 2007 Plan, however, any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan. Since the 2011 Plan was approved, shareholders have approved an additional 4,850,726 Common Shares for issuance under the 2011 Plan.

At the 2016 Annual General and Special Meeting, our Shareholders approved certain amendments to the 2011 Plan. There was an amendment to the 2011 Plan in order for certain awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period to the lesser of: (i) 5% of the total number of outstanding Common Shares of Arbutus on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan). There were also amendments to address certain administrative matters as follows:

(a) To change all references from “Tekmira Pharmaceuticals Corporation” to “Arbutus Biopharma Corporation”;

(b) To restrict, with limited exceptions, the Compensation Committee’s power, without prior Shareholder approval, to effect any re-pricing of any previously granted “underwater” options or tandem stock appreciation rights;
(c) To clarify the treatment of certain awards subject to Section 409A of the Code; and
(d) To make certain conforming amendments to the 2011 Plan to reflect the above.
The above is a summary only, and is qualified in its entirety by the full text of the 2011 Plan, as amended.
At the 2016 Annual General and Special Meeting, our Shareholders also approved a new 2016 Plan which provides for the issuance of an additional 5,000,000 Common Shares. The 2016 Plan is filed on EDGAR and is posted on the Company's website at www.arbutusbio.com.

Once all of the shares available under the 2011 Plan have been granted we will start to grant awards under the 2016 Plan.

Since January 1996, the equivalent of 1,670,009 Common Shares have been issued pursuant to the exercise of options granted under Arbutus' equity compensation plans (which represents approximately 3.0% of the Company’s issued and outstanding Common Shares), and as of March 31, 2017, there were 5,508,267 Common Shares of Arbutus subject to options outstanding under Arbutus' equity compensation plans (which represents approximately 10.0% of the Company’s current issued and outstanding Common Shares). The number of Common Shares of Arbutus remaining available for future grants as at March 31, 2017 was 5,043,190 (which represents approximately 9.2% of the Company’s issued and outstanding Common Shares).

Additionally, Arbutus issued a total of 200,000 options to purchase Common Shares in 2013 to two executive officers of Arbutus in conjunction with their appointments as executive officers of Arbutus. These options were granted in accordance with the policies of the Toronto Stock Exchange and pursuant to newly designated share compensation plans (the “Designated Plans”).  The Designated Plans are governed by substantially the same terms as the 2011 Plan.

Additional Shares Subject to Issue Under Historical Equity Compensation Plans

On May 30, 2008, as a condition of the acquisition of Protiva, the Company reserved 350,457 Common Shares (which represents approximately 0.6% of the Company’s issued and outstanding Common Shares as at March 30, 2017) for the exercise of up to 519,073 Protiva share options (“Protiva Options”). These shares are reserved for the issuance to those Protiva shareholders who did not exercise their Protiva share options and exchange the shares of Protiva issuable on exercise for Common Shares of Arbutus on the closing of the business combination with Protiva. The shares reserved for the Protiva Options are equal to the same number of Arbutus Common Shares that the Protiva shareholders would have received if they had exercised their options and exchanged the shares for Arbutus Common Shares. The Protiva Options are not part of Arbutus's 2016, 2011, or 2007 Plans and the Company is not permitted to grant any additional Protiva stock options. The Protiva Options all have a C$0.30 exercise price and expire on March 1, 2018. As at March 31, 2017 Protiva Options equating to 316,655 Common Shares had been exercised, Protiva Options equating to 6,795 Common Shares had been canceled, and Protiva Options equating to 27,007 Common Shares remained outstanding.

On March 4, 2015, as a condition of the acquisition of Arbutus Inc., the Company reserved 184,332 Common Shares (which represents approximately 0.3% of the Company’s issued and outstanding Common Shares as at March 31, 2017) for the exercise of up to 183,040 Arbutus Inc. share options (“Arbutus Inc. Options”). The shares reserved are equal to the same number of Arbutus Common Shares that would have been received had the options been exercised at the time of the merger with Arbutus Inc. The Arbutus Inc. Options are not part of Arbutus’s 2016, 2011 or 2007 Plans and the Company is not permitted to grant any additional Arbutus Inc. stock options. The Arbutus Inc. Options have exercise prices ranging from US$0.56 to US$0.58 and expire on dates ranging from November 12, 2024 to December 7, 2024. As at March 31 2017, no Arbutus Inc. Options had been exercised and Arbutus Inc. Options equating to 184,332 Common Shares remained outstanding.

Equity Compensation Plan Information

The following table sets out information for Arbutus's equity compensation plans as of the end of fiscal 2016.

Equity compensation plans approved by security holders	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c )
2007, 2011 and 2016 Plans(2) Protiva Options Arbutus Inc. Options	3,349,704 31,058 184,332	$8.06 $0.33 $0.57	6,790,414 - -
Equity compensation plans not approved by security holders
Designated Plans	200,000	$6.22	-
Total	3,765,094		6,790,414

Notes:

(1)
Options granted under the 2007 and 2011 Plans up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the March 31, 2017 Bank of Canada US/Canadian closing exchange rate of 1.33.

(2)
The 2016 Plan, which has 5,000,000 shares available for future issuance, will replace the 2011 Plan, which has 43,190 shares available for future issuance, once all of the shares available under the 2011 Plan have been granted. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted thereunder, but no additional options will be granted under this Plan.

CERTAIN TRANSACTIONS

Since January 1, 2016, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last completed fiscal year and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Share Repurchase Agreements

Simultaneous with the execution of the Employment Agreements by Arbutus Inc. and each of Patrick Higgins and Michael Sofia, the Company entered into revised share repurchase agreements with each of Michael Sofia and Patrick Higgins (each referred to as a “Repurchase Agreement” and, together, the “Repurchase Agreements”). Under the terms of each Repurchase Agreement, in the event that Arbutus Inc. terminates the executive's employment with Arbutus Inc. for “Cause” (as defined in the applicable Employment Agreement) or the executive terminates his employment other than for “Good Reason” (as defined in the Employment Agreement), the Company may, during the 60-day period following such termination, repurchase any or all Arbutus shares owned by the executive not previously released from Arbutus’ repurchase right at a purchase price of $0.001 per share. The repurchase right terminates as to approximately 1/8 of the shares subject to the Repurchase Agreement on a quarterly basis until August 31, 2017. The repurchase right terminates as to all of the shares in the event of (i) a termination by Arbutus without Cause, (ii) a termination by the executive for Good Reason, (iii) a termination as a result of the death or disability of the executive and (iv) any termination during the period from April 1, 2016 until April 30, 2016.

Other Transactions

In June 2016, our Board of Directors adopted a written policy for reviewing and approving transactions between the Company and its related persons, including directors, director nominees, executive officers, 5% shareholders and their immediate family members and affiliates. Future transactions with these related parties will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2016, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our Common Shares met the filing requirements on a timely basis.

INDEPENDENT AUDITOR

Fees Billed by Independent Auditor

The aggregate fees billed for professional services rendered by KPMG for the fiscal years ended December 31, 2016 and December 31, 2015 are as follows:

	Fiscal 2016	Fiscal 2015
Audit fees (1)	$419,625	$438,767
Audit-related fees (2)	26,000	—
Tax fees (3)	11,757	308,027
All other fees	—	—
Total fees	$457,382	$746,794

(1)	Quarterly reviews, review of SEC listing documents, review of prospectus, and business acquisition report.

(2)	Assistance with response to SEC comment letter.

(3)	Tax compliance, tax planning, and tax advisory services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditor before it is engaged to render these services.  The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management.  The Audit Committee may delegate its authority to pre-approve services to one or more Committee members, provided that the designees present the pre-approvals to the full Committee at the next Committee meeting.  In 2016, all audit and non-audit services performed by our independent auditor were pre-approved by our Audit Committee to assure that such services do not impair the auditor's independence from us.

Attendance at Annual General Meeting

Representatives from KPMG are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards

No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 1301 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence and has discussed with the independent auditor the auditor's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted,

AUDIT COMMITTEE

Richard Henriques (Chair)
Herbert Conrad

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The size of the Board of Directors of the Company has been fixed at eight. The term of office of each of the current Directors will end immediately before the election of Directors at the Meeting. Unless the Director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) and the Articles of Arbutus, each Director elected will hold office until immediately before the election of new Directors at the next annual general meeting of Arbutus and, if no Director is then elected, until a qualified successor is duly elected or appointed.

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2018 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Vivek Ramaswamy, Mark Murray, Daniel Burgess, Herbert Conrad, Richard Henriques, Frank Karbe, Keith Manchester and William Symonds. Mr. Burgess was appointed to the Board effective March 23, 2017, increasing the size of the Board from seven to eight directors. Shareholders may also nominate individuals for election to the Board in accordance with our Articles and the Business Corporations Act (British Columbia), as more fully described below under “Corporate Governance - Director Nominations”.

We are not aware that any of our nominees will be unable or unwilling to serve as a Director of Arbutus; however, should we become aware of such an occurrence before the election of Directors takes place at the Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.

Under our Majority Voting Policy each Director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved. Our Majority Voting Policy is more fully described below under “Corporate Governance - Director Election and Majority Voting Policy”.

Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying proxy intend to vote the Common Shares for which either of them is appointed proxyholder “FOR” each Director nominee whose name is set forth herein.

The Board of Arbutus recommends that the Shareholders vote FOR the election of the Director nominees.

PROPOSAL NO. 2 – RATIFICATION OF AUDITOR

Management requests that the Shareholders ratify the appointment of KPMG LLP, P.O. Box 10426, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K3 as independent auditor for the fiscal year ended December 31, 2017. KPMG LLP has been auditor of Arbutus since April 2007.

For more information on the engagement of our independent auditor, see "Independent Auditor."

The Board of Arbutus recommends that the Shareholders vote FOR the ratification of the appointment of KPMG LLP as independent auditor of Arbutus for the year-ended December 31, 2017.

OTHER BUSINESS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of the Board, and the authority to do so is included in the proxy.

As of the date of this Proxy Statement/Circular, the Board knows of no other matters which are likely to come before the Meeting.

ADDITIONAL INFORMATION

Related Person Transactions

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No Director or executive officer of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a Director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of Directors and as otherwise set out herein.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No Director, nominee for election as a Director, executive officer, employee or former Director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To our knowledge, no informed person (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) or nominee for election as a Director of the Company or any associate or affiliate of any such informed person or nominee had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are performed by an individual or company other than the Directors or executive officers of the Company or a subsidiary.

Information contained herein is given as of March 31, 2017, except as otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgment of the person voting it.

Additional Information

Additional information relating to Arbutus, including Arbutus' most current Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the comparative consolidated financial statements of Arbutus for the fiscal year ended December 31, 2016, together with the report of the independent auditor thereon and management’s discussion and analysis of Arbutus' financial condition and results of operations for fiscal 2016 which provide financial information concerning Arbutus can be found on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available at no cost upon written request to the Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8. Additionally, the reports and other information filed by us with the SEC can be inspected on the SEC’s website at www.sec.gov and such information can also be inspected and copies ordered at the public reference facilities maintained by the SEC at the following location: 100 F Street NE, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting if they comply with SEC rules, the BCBCA and other applicable laws;

Pursuant to Rule 14a-8 under the Exchange Act, and Division 7 of the BCBCA, some Shareholder proposals may be eligible for inclusion in the Proxy Statement/Circular for our 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”). Eligibility requirements are described in greater detail under “How can I make a Shareholder proposal for the 2018 Annual General Meeting?”

These shareholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) of the Exchange Act, must be received by us not later than December 8, 2017, which is 120 calendar days prior to the anniversary date of the mailing of notice of this Proxy Statement/Circular. Shareholders are also advised to review our Articles which contain additional advance notice requirements, including requirements with respect to director nominations.

The proxies to be solicited by us through our Board for our 2018 Annual Meeting will confer discretionary authority on the proxyholders to vote on any Shareholder proposal presented at that Meeting, unless we receive details of such shareholder’s proposal not later than February 21, 2018, which is 45 calendar days prior to the anniversary date of the mailing of notice of this Proxy Statement/Circular.

Shareholder proposals must be in writing and should be addressed to Arbutus Biopharma Corporation, Attention: Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8.  It is recommended that Shareholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.

We have not been notified by any Shareholder of his or her intent to present a Shareholder proposal from the floor at this year’s Meeting. The enclosed proxy grants the proxyholders discretionary authority to vote on any matter properly brought before this year’s Meeting.

SOLICITATION OF PROXIES

We pay for preparing, printing and mailing this Proxy Statement/Circular and the Notice of Internet Availability of Proxy Materials. Our Directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our Beneficial Shareholders.

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by the Board.

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April 11, 2017

EXHIBIT A

MANDATE OF THE BOARD OF DIRECTORS

This Mandate of the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) outlines the responsibilities of the Company’s Board, and identifies the personal and professional conduct expected of its directors.

GENERAL BOARD RESPONSIBILITIES

It is the responsibility of the Board to oversee the direction and management of the Company in accordance with the Company’s Articles, the Business Corporations Act (British Columbia) (the “BCBCA”), and the applicable requirements of such securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the United States Securities and Exchange Commission, and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively referred to herein as the “Rules”), while adhering to the highest ethical standards. Specific tasks and actions of the Board in fulfilling these general responsibilities are as follows:

Strategic Planning & Budgets

•
Meet at least annually to review the Company’s strategic business plan proposed by management, which takes into account, among other things, the opportunities and risks of the Company’s business, and includes a statement of the Company’s vision, mission and values, and to adopt such a plan with such changes as the Board deems appropriate.

•	Review the Company’s corporate objectives, financial plans and budgets proposed by management and adopt the same with such changes as the Board deems appropriate.

•	In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company’s vision, mission and values.

Review of Corporate Performance

•	Review the Company’s performance against strategic plans, corporate objectives, financial plans and budgets.

Chair of the Board

•	Appoint a Chair of the Board and review annually the Position Description for the Chairman.

Lead Director

•
If the Chair of the Board is not independent under the Rules, consider, if determined appropriate, appointing a Lead Director and, if applicable, prepare and review annually the Position Description for the Lead Director.

Executive Officers

•	Approve the hiring of executive officers.

•
Evaluate the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

•	Establish, and review annually, the Position Description for the Chief Executive Officer, and the job descriptions for the executive officers, as deemed necessary.

•	Evaluate executive officers’ performance and replace executive officers where necessary.

•	Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.

•	Confirm with management that all executive officers have current employment, non-competition and confidentiality agreements.

•	Review major Company organizational and staffing issues.

Corporate Disclosure

•	Review annually the Company’s Corporate Disclosure Policy and evaluate Company compliance with the policy, including general communications with analysts, investors and other key stakeholders.

Systems Integrity

•	Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company’s internal financial reporting controls and management information systems.

•
Review, adopt and confirm distribution to appropriate personnel of the Company’s Code of Business Conduct for Directors, Officers and Employees and other governing policies, as applicable. Review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable Rules, audit and accounting principles and the Company’s own governing policies.

•	Provide for free and full access by the Board to management regarding all matters of compliance and performance.

Material Transactions

•	Review and approve any material transactions outside of the corporate budget.

BOARD STRUCTURE AND FUNCTION

Composition of the Board of Directors and Independence

•	Ensure that the majority of directors are independent pursuant to the Rules.

Annual Disclosure of Director Independence

•	Publicly disclose in the Company’s annual proxy statement, information circular or other regulatory filing conclusions as to the independence of the directors as required by the Rules.

Meetings of Independent Directors

•	Ensure that independent directors (as determined under the Rules) have regularly scheduled meetings at which only independent directors are present.

Board Assessment

•	Review and discuss the Corporate Governance and Nominating Committee’s annual assessment of the performance of the Board, including Board committees.

•
Outside Advisors for Directors

•	Ensure that the Board and each committee of the Board are permitted to engage outside advisors at the Company’s expense as they deem appropriate.

Director Succession

•	Ensure, as deemed appropriate, that there is a succession plan for directors.

Compensation of Non-Employee Directors

•	Annually review and approve the compensation to be paid to independent directors as recommended by the Compensation Committee.

Review of Board Materials, Attendance at Meetings, etc.

•
Advise Board members to review available Board meeting materials in advance, attend an appropriate number of Board meetings and committee meetings, as applicable, and devote the necessary time and attention to effectively carry out the Board’s responsibilities.

Perform other Functions Prescribed by the Articles, the BCBCA and the Rules

•	Perform such other functions as prescribed by the Company’s Articles, the BCBCA and the Rules.

Audit Committee

•	Delegate general responsibility to the Audit Committee those matters outlined in the Charter of the Audit Committee, which may include, among other things:

◦
overseeing and evaluating the performance, and assessing the qualifications, of the Company’s independent auditors and recommending to the Board the nomination and if applicable, the replacement of, and compensation to be paid to, the independent auditors for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services;

◦
subject to the appointment of the independent auditors by the Company’s Shareholders, determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform all proposed audit, review or attest services;

◦
determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform any proposed permissible non-audit services;

◦
reviewing the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to the Board whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board;

◦
reviewing and discussing with management, the Board and the independent auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management and any certain and specific risks to the Company, and ensuring the implementation of appropriate systems to manage such risks, and the Audit Committee shall have the authority to delegate such responsibilities to another committee of the Board;

◦	conferring with the independent auditors and with management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

◦
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, and reviewing such procedures annually;

◦
reviewing and discussing with the independent auditors and management any legal matters, tax assessments, and any other matters which raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in the Company’s public filings;

all as more specifically set out in the Charter of the Audit Committee.

•	Appoint Board members to fill any vacancy in the Audit Committee.

•	Ensure that all members of the Audit Committee are:

◦	independent under the Rules;

◦
financially literate such that he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements; and

◦	compliant with any other requirements under the Rules.

•	Promote that, whenever possible, the Audit Committee have one member who is an audit committee financial expert as is currently defined under the Rules.

•	Review annually the Charter of the Audit Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Executive Compensation and Human Resources Committee

•
Delegate general responsibility to the Executive Compensation and Human Resources Committee (the “Compensation Committee”) those matters outlined in the Charter of the Executive Compensation and Human Resources Committee, which may include, among other things:

◦
reviewing and recommending to the Board the salary, bonus, equity compensation and any other compensation and terms of employment of the Company’s Chief Executive Officer, with consideration given to the corporate goals and objectives of the Company relevant thereto;

◦
reviewing and recommending to the Board the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for other executive officers of the Company;

◦	reviewing and recommending to the Board the Company’s overall compensation plans and structure, including without limitation incentive-compensation and equity-based plans;

◦	reviewing and recommending to the Board the compensation to be paid to independent Board members, including any retainer, Committee and Committee chair fees and/or equity compensation;

◦	overseeing an evaluation of management succession planning;

all as more specifically set out in the Charter of the Compensation Committee.

•	Appoint Board members to fill any vacancy in the Compensation Committee.

•	Ensure that all members of the Compensation Committee are independent under the Rules.

•	Review annually the Charter of the Executive Compensation and Human Resources Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Corporate Governance and Nominating Committee

•
Delegate general responsibility to the Corporate Governance and Nominating Committee those matters outlined in the Charter of the Corporate Governance and Nominating Committee, which may include, among other things:

◦	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

◦	reviewing and assessing the performance of the Board, including Board committees, seeking input from management, the Board and others;

◦	providing continuing education opportunities for Board members;

◦	the annual evaluation of the Board;

◦	developing and periodically reviewing a set of corporate governance principles for the Company;

all as more specifically set out in the Charter of the Corporate Governance and Nominating Committee.

•	Appoint Board members to fill any vacancy in the Corporate Governance and Nominating Committee.

•	Ensure that all members of the Corporate Governance and Nominating Committee are independent under the Rules.

•	Review annually the Charter of the Corporate Governance and Nominating Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Amendments to this Mandate of the Board of Directors

•	Annually review this Mandate and propose amendments to be ratified by the Board.

PERSONAL AND PROFESSIONAL CHARACTERISTICS OF BOARD MEMBERS

The following characteristics and traits outline the framework for the recruitment and selection of Board nominees:

Leadership and Experience

•	Nominees must demonstrate exceptional leadership traits and a high level of achievement in their personal and professional lives that reflects high standards of personal and professional conduct.

Contribution

•	Nominees must demonstrate their capacity to contribute the requisite skills, resources and time necessary to effectively fulfill their duties as a Board member.

Conduct and Accountability

•	Nominees must demonstrate the highest ethical standards and conduct in their personal and professional lives, and make and be accountable for their decisions in their capacity as Board members.

Judgment

•	Nominees must demonstrate a capacity to provide sound advice on a broad range of industry and community issues.

•	Nominees must have or develop a broad knowledge base of the Company’s industry in order to understand the basis from which corporate strategies are developed and business plans produced.

•	Nominees must be able to provide a mature and useful perspective as to the business plan, strategy, risks and objectives of the Company.

Teamwork

•	Nominees must demonstrate that they will put Board and Company performance ahead of individual achievements.

Communication

•	Nominees must demonstrate a willingness to listen as well as to communicate their opinions openly and in a respectful manner.

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.Purpose
The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to: (i) the Company’s corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company’s systems of internal accounting and financial controls; (iii) the quality and integrity of the Company’s financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company’s independent outside auditors (the “Auditors”).
II.Composition and Meetings
A.Composition. The Committee shall consist of at least three members of the Board, all of whom shall be non-executive directors of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Committee. Each member shall meet the independence and financial literacy and experience requirements of all applicable laws and of the NASDAQ Global Market and similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, including the Toronto Stock Exchange, the rules and regulations of the United States Securities and Exchange Commission (“SEC”), the rules and regulations of the Canadian provincial and federal securities regulatory, in all cases as may be modified or supplemented (collectively, the “Rules”), subject to any exceptions or exemptions permitted by the Rules. Each member shall meet such other qualifications for membership on an audit committee as are established from time to time by the Rules. At least one member shall, unless the Board determines otherwise, be an audit committee financial expert as defined by the rules of the SEC. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s Chair shall be designated by the Board, or if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.
B.Meetings. The Committee will hold at least four regular meetings per year and additional meetings as the Committee deems appropriate. Meetings will be conducted, in whole or in part, without the presence of members of management. Meetings may be called by the Chair of the Committee or the Chair of the Board. Meetings may also be convened at the request of the Auditors where, as determined by the Auditors, certain matters should be brought to the attention of the Committee, the Board or the Company’s shareholders.
III.Minutes and Reports
Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee will report to the Board from time to time, or whenever so requested by the Board.
I.Authority
The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.
The Committee shall have authority to retain, and set and pay the compensation for, at the Company’s expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary or appropriate for the Committee to carry out its duties, as determined by the Committee, for payment of (i)

compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee. SEC Rule 10A-3 The Committee shall recommend to the Board for its approval expenditures for external resources that are expected to be material and outside the ordinary course of the Committee’s practices.
The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.
IV.Responsibilities
The operation of the Committee shall be subject to and in compliance with the provisions of the articles of the Company and the Rules, each as in effect from time to time, subject to any permitted exceptions or exemptions thereunder. Any action by the Board with respect to any of the matters set forth below shall not be deemed to limit or restrict the authority of the Committee to act under this Charter, unless the Board specifically limits such authority.
The Auditors shall report directly to the Committee. The Committee shall oversee the Company’s financial reporting process on behalf of the Board.
To implement the Committee’s purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by the Rules, deviate from these activities as appropriate under the circumstances:

1.
Oversight, Evaluation and Recommendation to the Board. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company. The Committee shall evaluate the performance of the Auditors, assess their qualifications (including their internal quality-control procedures and any material issues raised by the Auditor’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and recommend to the Board: (a) the Auditors to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; (b) replacement of the Auditors, if necessary, as so determined by the Committee; and (c) the compensation of the Auditor.

2.
Approval of Audit Engagements. Subject to applicable corporate law as to the appointment formalities of the Company’s Auditors, the Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, and the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3.
Approval of Non-Audit Services. The Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions or exemptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with the Rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4.	Audit Partner Rotation. The Committee shall monitor and ensure the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules.

5.
Hiring Practices. The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former Auditors. The Committee shall ensure that no individual who is, or in the past 12 months has been, affiliated with or employed by a present or former

Auditor or an affiliate, is hired by the Company as a senior officer until at least 12 months after the end of either the affiliation or the auditing relationship.

6.
Auditor Conflicts. At least annually, the Committee shall receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, shall consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and shall assess and otherwise take appropriate action to oversee the independence of the Auditors. In particular, the Committee shall receive at least annually the written disclosure and letter from the Auditors required under applicable auditor rules regarding the Auditors’ communications with the Committee regarding independence, and shall discuss the independence of the Auditors with the Auditors. Item 407(d) of Regulation S-K

7.
Audited Financial Statement Review. The Committee shall review, upon completion of the audit, the Company’s financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations, prior to the same being publicly disclosed, and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board and whether the financial statements should be included in the Company’s annual report.

8.
Annual Audit Results. The Committee shall discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards.

9.
Quarterly Results. The Committee shall discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations prior to the same being filed with applicable regulatory authorities, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board or, if such power is delegated by the Board, approve such quarterly financial statements on behalf of the Board.

10.	Annual and Interim Financial Press Releases. The Committee shall review with management annual and interim financial press releases before the Company publicly discloses this information.

11.
Financial Information Extracted From Financial Statements. The Committee shall ensure that adequate procedures are in place for review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements (for clarity, financial information other than the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations referred to in Section 7 and annual and interim earnings press releases referred to in Section 10) and the Committee shall periodically assess the adequacy of those procedures.

12.
Accounting Principles and Policies. The Committee shall review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including, without limitation, quarterly reports from the Auditors on: (a) critical accounting policies and practices to be used; (b) all alternative treatments of financial information within United States GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; (c) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) other material items discussed with management and any other significant reporting issues and judgments. SEC Rule 10A-3, Section 10A(k) of the Securities Exchange Act.

13.
Management Cooperation with Audit. The Committee shall review and discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any significant difficulties encountered in the course of the audit work, any restrictions on the scope of their activities or access to requested records, data and information, significant disagreements with management, and management’s response, if any. Item 407(d) of Regulation S-K

14.
Management Letters. The Committee shall review with the Auditors and, if appropriate, management, any management or internal control letters issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

15.
Disagreements Between Auditors and Management. The Committee shall review with the Auditors and management, and shall be directly responsible for the resolution of, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

16.
Internal Financial Reporting Controls. The Committee shall confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies. The Committee shall review with the Auditors and with the management of the Company the progress and findings of their efforts related to any documentation, assessment and testing of internal financial reporting controls required to comply with the Rules, including, without limitation, Section 404 of the Sarbanes-Oxley Act of 2002.

17.
Separate Sessions. At least once each fiscal quarter, the Committee shall meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

18.
Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures shall be reviewed annually by the Committee and any suggested changes shall be submitted to the Board for its approval.

19.
Regulatory and Accounting Initiatives. The Committee shall review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

20.
Material Issues Regarding Financial Statements or Accounting Policies. The Committee shall review with the Auditors and management any legal matters, tax assessments, correspondence with regulators or Governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in public filings, if applicable.

21.
Correction of Financial Statements. The Committee shall review with Auditors and management management’s process for identifying, communicating and correcting misstatements, understanding management tolerance for unadjusted misstatements, and assess the effect of corrected and uncorrected misstatements, if any, on the Company’s financial statements.

22.
Officer’s Certifications Regarding Financial Statements. The Committee shall receive and review the Chief Executive Officer and Chief Financial Officer certifications of quarterly and annual financial statements.

23.
Related Party Transactions. The Committee shall review, oversee and approve, in advance, related-party transactions and review other issues arising under the Company’s Code of Business Conduct for Directors, Officers and Employees or similar policies.

24.
Investigations. The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

25.	Legal Matters. The Committee shall review with the Company’s external counsel and/or internal legal personnel any legal matters that may have a material impact on the Company’s financial statements, compliance policies or internal accounting or financial reporting controls and shall review any material reports or inquiries received from securities regulatory authorities, any securities exchange or quotation system or any other governmental agency.

26.
Code of Business Conduct. The Committee shall ensure that the Company has a published code of business conduct that covers financial matters, and shall monitor the application of the code of business conduct. Any waivers from the code of business conduct that are granted for the benefit of the Company’s Board members or executive officers should be granted by the Board or the Committee only.

27.
Proxy Report. The Committee shall prepare any report or other disclosure required by the Rules to be prepared by it and included in the Company’s annual proxy statement, information circular or other regulatory filing.

28.
Charter. The Committee shall review, discuss and assess annually its own performance and the adequacy of this Charter, as well as the Committee’s role and responsibilities as outlined in this Charter. The Committee shall submit any suggested changes to the Board for its approval.

29.
Report to Board. The Committee shall report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

30.
Investment Risk Assessment and Management. The Committee shall review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to investment risk assessment and management, including the Company’s major financial risk exposures, the Company’s investment and hedging policies, and the steps taken by management to monitor and control these exposures.

31.
Reports on Illegal Acts. The Committee shall at least annually ensure that it has received any required information and reports from the Auditors with respect to illegal acts detected by the Auditors or to which the Auditors became aware. Section 10A(b) of the Securities Exchange Act of 1934

32.	Other Responsibilities. The Committee shall perform such other functions as may be assigned to the Committee by law, by the Company’s articles or bylaws or by the Board.

33.	General Authority. The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the forgoing.
It shall be management’s responsibility to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Committee to (1) plan or conduct audits; (2) determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; or (3) to assure compliance with laws and regulations and the Company’s policies generally. Furthermore, it is the responsibility of the Chief Executive Officer, Chief Financial Officer and other senior management to avoid and minimize the Company’s exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Committee is not the sole body responsible. The Auditors shall be accountable to the Committee as representatives of the shareholders.

PROXY
ANNUAL GENERAL MEETING OF SHAREHOLDERS (the “Meeting”) OF ARBUTUS BIOPHARMA CORPORATION (the “Company” or “Arbutus”)
TO BE HELD AT Arbutus headquarters at 100-8900 Glenlyon Parkway, Burnaby, British Columbia on Wednesday, May 24, 2017 at 2:00 pm (Pacific Time)

The undersigned shareholder of the Company hereby appoints, Dr. Mark J. Murray, President and Chief Executive Officer of the Company, or failing him, Bruce Cousins, Executive Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, _____________________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote for and on behalf of the undersigned shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the said Meeting, or any adjournment thereof.
The undersigned shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned shareholder as specified herein.
In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting or any adjournments or postponements thereof.

The undersigned shareholder hereby revokes any Proxy previously given to attend and vote at said Meeting.

SIGN HERE: _______________________________________
Please Print Name: _______________________________________
Date: _______________________________________

THIS PROXY IS NOT VALID UNLESS IT IS SIGNED. IF THIS PROXY IS NOT DATED, IT WILL BE DEEMED TO BE DATED SEVEN CALENDAR DAYS AFTER THE DATE ON WHICH IT WAS MAILED TO YOU, THE REGISTERED SHAREHOLDER. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.arbutusbio.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.

Resolutions (For full details of each item, please see the enclosed Notice of Annual Meeting and Management Proxy Circular/Proxy Statement (the “Proxy Statement/Circular”)). Please indicate your proposal selection by placing an “X” in the appropriate space with blue or black ink only.

                                                                                                                    For                       Withhold
1. Election of Directors:
            To elect as a Director, Mr. Vivek Ramaswamy ___________ ___________
            To elect as a Director, Dr. Mark J. Murray ___________ ___________
            To elect as a Director, Mr. Daniel D. Burgess ___________ ___________
            To elect as a Director, Mr. Herbert J. Conrad ___________ ___________
            To elect as a Director, Mr. Richard C. Henriques ___________ ___________
            To elect as a Director, Mr. Frank Karbe ___________ ___________
            To elect as a Director, Dr. Keith Manchester ___________ ___________
            To elect as a Director, Dr. William T. Symonds ___________ ___________

                                                                                                                     For              Against          Abstain

2. To ratify the appointment of KPMG LLP as _______ ________ ________
independent auditor for the fiscal year ended December 31, 2017

3. To transact such other business as may properly
come before the Meeting

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors of the Company.

2.	If you are a registered shareholder and you wish to attend the Meeting to vote on the proposals in person, please register your attendance with the Company’s scrutineers at the Meeting.

3.
If you cannot attend the Meeting but wish to vote on the proposals, you have the right to appoint a person or company other than the designees of management named herein, who need not be a shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided, sign and date and return the Proxy. Where you do not specify a choice on a proposal shown on the Proxy, this Proxy confers discretionary authority upon your appointed proxyholder.

4.
If you cannot attend the Meeting but wish to vote on the proposals and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where you do not specify a choice on a proposal shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if you had specified an affirmative vote.

5.
The securities represented by this Proxy will be voted or withheld from voting in accordance with your instructions on any ballot of a proposal that may be called for and, if you specify a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the proposals shown on the Proxy, or any other matters which may properly come before the Meeting, the securities will be voted by the appointed nominee as he or she in their sole discretion sees fit.

6.
If you vote on the proposals and return your Proxy, you may still attend the Meeting and vote in person should you later decide to do so. If you are a registered shareholder and you wish to revoke your Proxy, you may do so by depositing a letter to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery), or to the address of the registered office of Arbutus at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention: R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been taken.

7.
In order to be entitled to vote or to have its shares voted at the Meeting, a shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the Proxy.

To be represented at the Meeting, this Proxy must be received at the office of CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC V6E 3X1; facsimile: 1-866-781-3111 (toll free in North America) or 1-416-368-2502; scan and email to proxy@canstockta.com; by telephone using a touch-tone phone, 1-888-489-5760 (English) (toll free in North America) or 1-888-489-7352 (Bilingual) (toll free in North America) using your 13-digit control number; by casting your vote online at cstvotemyproxy.com using your 13-digit control number, in each case, no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The Chairman of the Meeting may waive the proxy cut-off without notice. The mailing address of CST Trust Company Inc. is Proxy Department, CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1, or the address for delivery by hand is 1600-1066 West Hastings St., Vancouver, BC V6E 3X1.

NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.arbutusbio.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.